UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2010

Fundamental International Equity Funds
Concentrated International Equity
International Small Cap
Strategic International Equity

Goldman Sachs Fundamental International
Equity Funds

■	CONCENTRATED INTERNATIONAL EQUITY FUND

■	INTERNATIONAL SMALL CAP FUND

■	STRATEGIC INTERNATIONAL EQUITY FUND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	2
Market Review	3
Portfolio Management Discussion and Performance Summaries	6
Schedule of Investments	26
Financial Statements	36
Notes to the Financial Statements	40
Financial Highlights	56
Report of Independent Registered Public Accounting Firm	62
Other Information	63

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Concentrated International Equity Fund invests primarily in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. Because the Fund may concentrate its investments in specific countries or regions, the Fund is subject to greater risk of loss as a result of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in those countries or regions. The Fund may engage in foreign currency transactions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.

The International Small Cap Fund invests primarily in a diversified portfolio of equity investments in non-U.S. small-cap companies. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may engage in foreign currency transactions. The Fund may participate in the initial public offering (“IPO”) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.

The Strategic International Equity Fund is expected to invest in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund’s equity investments are subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

What Differentiates Goldman Sachs’ Fundamental
International Equity Investment Process?

Goldman Sachs’ Fundamental International Equity investment process is based on the belief that strong, consistent results are best achieved through expert stock selection performed by research teams working together on a global scale. Our deep, diverse and experienced team of research analysts and portfolio managers combines local insights with global, industry-specific expertise to identify their best investment ideas.

■ Fundamental research teams based in the United States, United Kingdom, Japan, China, Korea, Singapore, Brazil, and India and focusing on long-term business and management quality

■ Analysts collaborate regularly to leverage regional and industry-specific research and insights

■ Global perspective is informed by local market expertise

■ A common valuation framework, focusing on long-term earnings power, ensures consistency when valuing and comparing a company to its peers globally

■ Team of experienced portfolio managers is regionally aligned and has sector expertise

■ Team leverages the research of the approximately 40+ regional investment professionals

■ Decision-making process is informed by active participation in the global research process

■ Security selections are aligned with level of investment conviction

■ Risk monitoring considers whether investment and other risks to the Funds are intended and justified

■ Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the Funds

International equity portfolios that strive to offer:

■ Access to markets across the world

■ Disciplined approach to stock selection

■ Optimal risk/return profiles

MARKET REVIEW

Goldman Sachs Fundamental
International Equity Funds

Market Review

Overall, international equities generated healthy gains during the 12-month period ended October 31, 2010 (the “Reporting Period”). The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (net, unhedged) (the “MSCI EAFE Index”) posted a return of 8.36%.* Such solid performance, however, masked what was significant volatility.

Through early May, investor sentiment was generally positive even as the economic and corporate backdrop remained mixed. The U.S. and Europe officially came out of recession toward the end of 2009, though economic data remained lackluster and corporate earnings reflected the benefits of cost cutting rather than significant increases in revenues. U.S. labor and housing data also continued to lack a definitive trend. Still, strength in consumer spending, high levels of corporate cash and reiteration of ongoing accommodative monetary policy bolstered investor sentiment and equity returns.

Then, sovereign debt concerns flared as headlines about the crisis in Greece and other peripheral European nations dominated. Greece had been downgraded by several ratings agencies and Spain’s and Portugal’s outlooks were revised from stable to negative toward the end of 2009. However, the impact of such revisions was not felt in global equity markets for several months. As the sovereign debt crisis hit in earnest, international equities broke a four-quarter winning streak with a sharp drop in May. Investors also increasingly focused on the impact of a growing government appetite for regulation and mounting evidence that the global economic recovery might be losing steam. Another factor impacting the international equity markets was the weight of fiscal austerity under which both Europe and Japan operated. Attempts to cut substantial budget deficits made many investors worried that such austerity packages would further hinder global economic growth, which was already showing signs of slowing. Fears that Chinese, and therefore global, demand might be slowing particularly hit commodity prices and their stocks worldwide, while high crude oil inventory levels following the disastrous oil spill in the Gulf of Mexico further pressured energy stocks.

When the International Monetary Fund, in concert with the European Central Bank and other central banks, announced plans for a liquidity facility that would allow what are known as the PIIGS nations (Portugal, Italy, Ireland, Greece and Spain) to borrow at reasonable rates, the international equity markets rebounded. Reports of bank stress tests also restored some level of confidence in Europe’s financial structure, helping international equity markets to roar back during the third calendar quarter and through October, fueled by corporate earnings growth that generally surprised to the upside and reports of robust demand and economic growth in the emerging markets.

Currency movements were a major influence on equity market behavior through much of the Reporting Period. Early in the Reporting Period, sovereign debt concerns began to weigh on the euro, which lost approximately 20% versus the U.S. dollar from its late 2009 high to its May 2010 low. This significant weakness in the euro contributed to strong export and production data in countries such as Germany. The yen, which would spend most of the Reporting Period rising significantly, actually weakened during the first quarter, which prompted a rally in Japanese equities during those months. During the

*	All index returns are expressed in U.S. dollar terms.

MARKET REVIEW

second quarter of 2010, Europe’s troubles further reverberated in worldwide equity markets via a significant depreciation in the euro versus the U.S. dollar and the yen. While the positive effect for Europe was evidenced in steadily rising German manufacturing surveys and export sectors, such as autos, it was a headwind for export-driven Japan and potentially for the U.S. economic recovery. For investors viewing international portfolios in U.S. dollars, it significantly reduced investment returns. Remember, as the value of the U.S. dollar increases relative to other currencies, the dollar value of foreign investments typically decreases and vice versa. In the last four months or so of the Reporting Period, continued lackluster economic data from the U.S. increased expectations of a second round of quantitative easing by the Federal Reserve (the “Fed”). Such expectations weighed on the U.S. dollar but encouraged U.S. equities. The euro gained 10% versus the U.S. dollar during the third quarter of 2010 and rose further in October, significantly enhancing returns of European stocks viewed in U.S. dollars. Meanwhile, the yen continued to make new 15-year highs against the U.S. dollar, finally prompting intervention from Japan’s central bank. Japanese stocks were heavily penalized for the yen’s strength through most of the annual period, as it was viewed as particularly negative for Japan’s many export-oriented companies.

Against this economic and currency backdrop, the more economically-sensitive, cyclically-oriented sectors within the MSCI EAFE Index performed best, namely materials, industrials and consumer discretionary. The more defensive sectors, including financials, energy and health care, were weaker. From a regional perspective, the northern European countries, including Sweden, Denmark and Germany, performed best. Without the same financing problems as the PIIGS nations, these northern European nations benefited from the weaker euro during the Reporting Period given the strong export component to their economies. Asian countries strongly levered to China also performed well. These included Hong Kong and Singapore. Conversely and not surprisingly, Greece, Spain and Portugal were the weakest components within the MSCI EAFE Index during the Reporting Period, each generating negative returns.

Small-Cap International Equities

The MSCI Small Cap EAFE Index gained 11.80% during the Reporting Period. Small-capitalization international equities overall were stronger than their larger-cap counterparts, as there tends to be a bit more cyclicality to small-cap stocks, and cyclical segments of the equity markets performed best during the Reporting Period as a whole. Growth-oriented small-cap equities performed particularly well. Several small-cap equities further benefited from what appeared to be the beginning of an upswing in merger and acquisition activity. With several large-cap companies sitting on unusually large amounts of cash yielding near-zero rates, many sought to acquire smaller companies in related fields. More broadly speaking, small-cap international equities were also driven by the same factors as large-cap international equities during the Reporting Period.

MARKET REVIEW

Looking Ahead

At the end of October 2010, yields on U.S. Treasuries were at record lows and gold bullion prices were near record highs, suggesting, in our view, that investors were assigning a high premium to equity risk. Yet, as we seek to weigh macroeconomic risks, such as the European sovereign debt crisis and slowing global economic growth, against individual company fundamentals, we find ourselves cautiously optimistic. After all, many companies were sitting on record high cash balances at the end of the Reporting Period, which we believe should eventually bode well for increased capital expenditure and greater merger and acquisition activity. We also expect to see other rational, shareholder-oriented uses of capital, such as stock buybacks and dividend increases. In our view, global equity valuations were broadly attractive at the end of the Reporting Period. As such, we believe that as investors prepare for a long, slow economic recovery — one lacking definitive trends, they should refocus on company fundamentals and reward those with strong or improving prospects of long-term rewards to shareholders.

Our bottom-up approach to investing challenges us to focus on finding those companies with strong or improving fundamentals that we believe may be winners over the long term. As always, we maintain our focus on high-quality equity investments trading at compelling valuations and intend to stay true to our long-term discipline as we seek to navigate what may continue to be volatile markets ahead.

PORTFOLIO RESULTS

Concentrated International Equity Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Global Equity Team discusses the Goldman Sachs Concentrated International Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2010 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional and Service Shares generated average annual total returns, without sales charges, of 12.48%, 11.69%, 11.72%, 12.95% and 12.37%, respectively. These returns compare to the 8.36% average annual total return of the Fund’s benchmark, the MSCI EAFE (Net) Index (unhedged) (the “MSCI Index”), during the same period. Effective March 1, 2010, the Fund changed its benchmark from the MSCI EAFE (Gross) Index (unhedged) to the MSCI Index. During the Reporting Period, the average annual total return of the MSCI EAFE (Gross) Index (unhedged) was 8.82%.

The Fund’s Class IR Shares were launched on August 31, 2010. During the period from inception through October 31, 2010, the Fund’s Class IR Shares generated a cumulative total return, without sales charges, of 13.81%. This return compares to the 13.77% cumulative total return of the MSCI Index and the 13.79% cumulative total return of the MSCI EAFE (Gross) Index (unhedged) during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s outperformance of the MSCI Index during the Reporting Period can be primarily attributed to individual stock selection. From a sector perspective, effective stock selection was rather broad-based. Sector positioning overall also helped, but to a far more modest degree. From a country perspective, stock selection was particularly strong in the United Kingdom. This more than offset weaker relative performance in Sweden, Italy and Hong Kong. While country weightings are the direct result of individual stock selection, country allocation overall also helped the Fund’s relative results during the Reporting Period. The Fund’s underweighted allocation to Spain was particularly beneficial to Fund results, as Spain was one of the worst performing countries in the MSCI Index during the Reporting Period. From a country allocation perspective, there were no major detractors from performance.

Q	What were some of the Fund’s best-performing individual stocks?

A	The greatest contributors to Fund performance relative to the MSCI Index during the Reporting Period were British online retailer ASOS, British energy giant BP and Swiss agricultural chemicals company Syngenta.

Within the consumer discretionary sector, ASOS contributed significantly to Fund returns, as its share price rose with news of increasing sales in its European and U.S. markets. We sold the Fund’s position in ASOS following the run up in its stock price.

Positioning in BP also contributed strongly to Fund performance during the Reporting Period. We had reduced the Fund’s exposure to BP within days of the initial explosion in the Gulf of Mexico, as the issues surrounding BP became more difficult to evaluate from a fundamental perspective. Shortly thereafter, we eliminated the Fund’s position in BP entirely. Though the holding had performed well since we purchased it for the Fund in 2008, we were concerned about the potential for operational and reputational risks following the disastrous Gulf of Mexico incident.

Within materials, Syngenta meaningfully outperformed on the back of the improving outlook for crop protection prices during the second half of 2010 and in 2011. Russian droughts and fires had caused global grain markets to tighten and inventories of crop protection products, which had been high in the first half of 2010, to return to more historically normal levels.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	The biggest detractors from Fund performance relative to the MSCI Index during the Reporting Period were Swiss pharmaceutical company Roche, Italian bank Mediobanca and British bank HSBC.

PORTFOLIO RESULTS

The Fund’s overall positioning in the health care sector contributed positively to relative results, but Roche was the leading stock-specific detractor from its performance during the Reporting Period. The company suffered from negative news flow surrounding the results of a U.S. Food and Drug Administration (FDA) panel on the company’s cancer drug.

Mediobanca was affected by general trends within the financials sector, as banks underperformed the broad equity market during the Reporting Period. Despite a lack of company specific news, Mediobanca performed worse than its peers. We thus sold out of the Fund’s position in Mediobanca during the Reporting Period.

HSBC reported results below expectations — expectations that had been upgraded significantly before the results announcement. Revenues from the company’s Corporate and Investment Banking division were not as strong as expected in the fourth quarter of 2009, and declining global interest rates continued to hurt the revenue generation potential of this deposit-rich banking franchise. We were not concerned by either of these factors, as we believed at the end of the Reporting Period that the view ahead for investment banking revenues was strong and rising interest rates, whenever they do eventually occur, should be beneficial for HSBC. We believe HSBC’s global exposure, particularly in emerging markets, is rather unique and should provide this well capitalized and well funded bank with significant growth opportunities ahead.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most to the Fund’s performance relative to the MSCI Index were consumer discretionary, energy and materials, due primarily to effective stock selection in each. Fund weightings in these sectors were not a major factor during the Reporting Period.

The biggest detractor from the Fund’s relative results during the Reporting Period was financials. The Fund’s underweighted allocation to financials actually contributed positively to its performance, as financials was the worst performing sector in the MSCI Index during the Reporting Period. However, such effective positioning was more than offset by stock selection within the sector.

Q	Which countries or regions most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI Index. This effect may be even more pronounced in a concentrated portfolio or in countries that represent only a modest proportion of the MSCI Index.

That said, the Fund’s overall positioning in the United Kingdom contributed most positively to its returns relative to the MSCI Index. The countries that detracted most from the Fund’s performance during the Reporting Period were Sweden, Italy and Hong Kong.

Q	How did the Fund use derivatives during the Reporting Period?

A	During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy, but we used futures, on an opportunistic basis, to ensure the Fund remained almost fully exposed to equities following cash inflows or stock sales.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We purchased several companies during the Reporting Period that we viewed as quality companies trading at attractive valuations. For example, we established a Fund position in the aforementioned agricultural chemicals company Syngenta, as we believe it is well situated to benefit in the long term despite short-term pricing pressures around the company’s products. Over the longer term, the company’s prospects are attractive, in our view, due to an increasing shortage of arable land given increased urbanization. The company may also realize long-term benefits from growing protein consumption in the emerging markets, which, we believe, improves the outlook for Syngenta’s crop protection products and growing seed business. Great productivity should be demanded from available arable land.

PORTFOLIO RESULTS

We also initiated a Fund position in Carlsberg, currently the largest brewer in North and Eastern Europe and the fourth largest brewer worldwide. We believe Carlsberg is a well positioned company with strong fundamentals. In our view, there is potential growth in the Russian beer market, which could benefit the company in the long term. Over the shorter term, however, we believe the market’s concern about the Russian excise tax provides opportunity to buy shares in a strong company at an attractive valuation. Based on our research, even with the tax, the company remains compelling as 1) management remains confident that lobbyists can manage the tax increase level and 2) the tax increase is expected to hit hardest competitors who are domestic producers.

We established a Fund position in Swiss-based Kuehne & Nagel, one of the leading global transportation and logistics providers. The company is the world’s largest non-vessel operating common carrier, and as such, has strong buying leverage with the major shipping lines of the world. Its primary businesses are sea and air freight forwarding in which they act as a broker, procuring freight capacity on behalf of clients. Kuehne & Nagel is particularly attractive because it is an asset-light transportation company. The company also has a contract logistics business, i.e., warehouses, in which it owns the assets. The company is currently building out an asset-light road and rail network. At the time of purchase, concerns about the global macro environment provided an opportunity to buy this company at what we believed to be an attractive valuation relative to its historical valuation range as well as to any reasonable estimate of intrinsic value.

In addition to those sales mentioned earlier, we sold out of the Fund’s position in U.K. food retailer Tesco. The stock significantly outperformed the market during the Reporting Period as a number of catalysts came to fruition. Although Tesco continues, in our view, to be a good long-term growth story, we believed risks remained in the shorter term. We also eliminated the Fund’s position in Finland’s mobile telecommunications giant Nokia. Nokia experienced weakness during the Reporting Period on the back of news of delays in product launches and revised margin expectations for 2010.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or industry bets. That said, during the Reporting Period, there were no notable changes in the Fund’s sector or country weightings during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to Switzerland, Italy, Ireland and the U.K. and less exposure to Germany, France and Sweden relative to the MSCI Index.

From a sector allocation perspective, the Fund had overweighted positions relative to the MSCI Index in the energy sector at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the MSCI Index in financials, consumer discretionary, utilities, industrials and materials.

As always, we remained focused on individual stock selection, with sector and regional positioning being a secondary, closely-monitored effect.

FUND BASICS

Concentrated International Equity Fund
as of October 31, 2010

PERFORMANCE REVIEW

	Fund Total Return	MSCI EAFE (Net)	MSCI EAFE (Gross)
November 1, 2009–October 31, 2010	(based on NAV)[1]	Index (unhedged)[2]	Index (unhedged)[2]

Class A	12.48%	8.36%	8.82%
Class B	11.69	8.36	8.82
Class C	11.72	8.36	8.82
Institutional	12.95	8.36	8.82
Service	12.37	8.36	8.82

August 31, 2010–October 31, 2010

Class IR	13.81%	13.77%	13.79%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	Effective March 1, 2010, the Fund changed its benchmark from the MSCI EAFE (Gross) Index (unhedged) to the MSCI EAFE (Net) Index (unhedged). In the Investment Advisor’s opinion, the MSCI EAFE (Net) Index (unhedged) is a more appropriate benchmark against which to measure the performance of the Fund, because it reflects dividends paid and deducts taxes. The MSCI EAFE (Net) Index (unhedged) (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. As of May 27, 2010, the MSCI EAFE (Net) Index (unhedged) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. This index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is unmanaged and the figures for the Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 9/30/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-0.01%	-1.50%	-0.93%	4.27%	12/1/92
Class B	0.03	-1.52	-0.89	2.46	5/1/96
Class C	4.11	-1.10	-1.02	0.89	8/15/97
Institutional	6.28	0.02	0.12	3.83	2/7/96
Service	5.70	-0.49	-0.38	3.20	3/6/96
Class IR	N/A	N/A	N/A	9.58	8/31/10

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if performance is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

These returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.54%	1.65%
Class B	2.29	2.40
Class C	2.29	2.40
Institutional	1.14	1.25
Service	1.64	1.75
Class IR	1.29	1.40

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/105

	% of Net
Holding	Assets	Line of Business	Country

HSBC Holdings PLC	3.9%	Banks	United Kingdom
Vodafone Group PLC	2.8	Telecommunication Services	United Kingdom
Eni SpA	2.7	Energy	Italy
Rio Tinto PLC	2.7	Materials	United Kingdom
Novartis AG (Registered)	2.6	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
BG Group PLC	2.6	Energy	United Kingdom
Syngenta AG (Registered)	2.4	Materials	Switzerland
Henkel AG & Co. KGaA Preference Shares	2.3	Household & Personal Products	Germany
Koninklijke KPN NV	2.3	Telecommunication Services	Netherlands
Panasonic Corp.	2.1	Consumer Durables & Apparel	Japan

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS6

As of October 31, 2010

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocation may differ from percentages contained in the graph above.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent investments in investment companies other than those that are exchange traded.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Performance Summary
October 31, 2010

The following graph shows the value, as of October 31, 2010, of a $10,000 investment made on November 1, 2000 in Class A Shares (including a maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the MSCI EAFE (Net) Index (unhedged, with dividends reinvested), and former benchmark, the MSCI EAFE (Gross) Index (unhedged) is shown. In the Investment Adviser’s opinion, the MSCI EAFE (Net) Index (unhedged, with dividends reinvested) is a more appropriate benchmark against which to measure the performance of the Fund, because it reflects dividends paid and deducts taxes. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service and Class IR Shares will vary from Class A Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Concentrated International Equity Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2000 through October 31, 2010.

Average Annual Total Return through October 31, 2010	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced December 1, 1992)
Excluding sales charges	12.48%	0.54%	0.26%	4.80%
Including sales charges	6.27%	–0.59%	–0.31%	4.47%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	11.69%	–0.21%	–0.27%	2.71%
Including contingent deferred sales charges	6.64%	–0.61%	–0.27%	2.71%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	11.72%	–0.19%	–0.40%	1.16%
Including contingent deferred sales charges	10.71%	–0.19%	–0.40%	1.16%

Institutional (Commenced February 7, 1996)	12.95%	0.94%	0.74%	4.07%

Service (Commenced March 6, 1996)	12.37%	0.43%	0.24%	3.44%

Class IR (Commenced August 31, 2010)	N/A	N/A	N/A	13.81%	*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

International Small Cap Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Global Equity Team discusses the Goldman Sachs International Small Cap Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2010 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional and Service Shares generated average annual total returns, without sales charges, of 23.11%, 22.24%, 22.18%, 23.61% and 22.91%, respectively. These returns compare to the 16.76% average annual total return of the Fund’s benchmark, the S&P Developed ex-US Small Cap Index (net) (the “S&P Index”), during the same period. Effective March 1, 2010, the Fund changed its benchmark from the S&P Developed ex-U.S. Small Cap Index (gross) to the S&P Index. During the Reporting Period, the average annual total return of the S&P Developed ex-U.S. Small Cap Index (gross) was 17.21%.

The Fund’s Class IR Shares were launched on August 31, 2010. During the period from inception through October 31, 2010, the Fund’s Class IR Shares generated a cumulative total return, without sales charges, of 16.74%. This return compares to the 16.00% cumulative total return of the S&P Index and the 16.04% cumulative total return of the S&P Developed ex-U.S. Small Cap Index (gross) during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s outperformance of the S&P Index during the Reporting Period can be primarily attributed to individual stock selection. From a sector perspective, effective stock selection was rather broad-based but mainly driven by consumer discretionary and energy companies. From a country perspective, stock selection was particularly strong in Japan. This more than offset weaker stock selection in the United Kingdom.

Q	What were some of the Fund’s best-performing individual stocks?

A	Although stock selection overall in the United Kingdom detracted from Fund results, two of the Fund’s leading positive contributors to performance during the Reporting Period were U.K. companies — Virgin Media and Wellstream Holdings.

Media company Virgin Media’s share price rose on the back of strong fiscal second quarter results and news of a capital return program, which includes a share buyback program. Shares of oil and gas pipeline manufacturer Wellstream Holdings performed well, as the company announced a positive outlook based on a growing order book and demand for its flexible pipes. As it reached our target price, we sold out of the Fund’s position in Wellstream Holdings during the Reporting Period.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	A position in Greece’s financial exchange company Hellenic Exchange detracted, as the stock was a poor performer during the Reporting Period. Hellenic Exchange experienced weakness due to concerns around Greece’s economic health. As a result, we eliminated the Fund’s position in the company during the Reporting Period.

Pre-election uncertainty surrounding funding cuts in the United Kingdom to elderly care homes undermined the performance of nursing home operator Southern Cross Healthcare during the Reporting Period. We subsequently sold out of the Fund’s position in its stock.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most to the Fund’s performance relative to the S&P Index were consumer discretionary, energy and consumer staples, due primarily to effective stock selection in each.

The biggest detractors from the Fund’s results during the Reporting Period were information technology and health care, where stock selection hurt relative performance.

Q	Which countries or regions most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the S&P Index. This effect

PORTFOLIO RESULTS

may be even more pronounced in countries that represent only a modest proportion of the S&P Index.

That said, strong stock selection in Japan, Germany, South Korea and China contributed most to the Fund’s performance during the Reporting Period. The countries that detracted most from the Fund’s performance during the Reporting Period were the United Kingdom and Belgium.

Q	How did the Fund use derivatives during the Reporting Period?

A	During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy, but we used futures, on an opportunistic basis, to ensure the portfolio remained almost fully exposed to equities following cash inflows or stock sales.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We established Fund positions during the Reporting Period in Posco Chemtech, a South Korean company that specializes in the manufacture and supply of refractory products to the steel industry, and in Aberdeen Asset Management, a U.K. investment management firm.

We purchased Posco Chemtech, which is majority owned by South Korean integrated steel producer POSCO, for the Fund as we believe the company has a great opportunity to grow. As had been seen in Japanese steel companies, the chemical business is expected to comprise an increasingly significant portion of POSCO’s total revenues as it has greater potential to grow and should be more profitable than the steel business going forward. POSCO makes up 80% of Posco Chemtech’s sales, and POSCO’s sales are growing at an attractive rate. Also, Posco Chemtech is fairly diversified. The company is anticipated to introduce four new businesses, derived from coal operations, which are anticipated to have attractively high margins within the next few years with the full support of POSCO and Japanese chemical companies.

We liked Aberdeen Asset Management in part because the company is shifting its strategy from one of growth by acquisition to one of organic growth, as its management has acknowledged that the market is tired of not seeing cash generation from past acquisitions. Aberdeen Asset Management introduced a top-down overlay, which has led to a turnaround in the short-term performance of the firm’s fixed income desks. Lastly, Aberdeen should be, in our view, well positioned to benefit from rising operating margins as a result of the favorable shift to global, emerging market and Asia-Pacific products, which generate higher fee revenue for the firm.

In addition to those sales mentioned earlier, we eliminated the Fund’s position in British online retailer ASOS during the Reporting Period. Within the consumer discretionary sector, ASOS contributed significantly to Fund returns, as its share price rose with news of increasing sales in its European and U.S. markets. We sold the Fund’s position in ASOS following the run up in its stock price.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Most sector and country weights are usually established within a narrow range from the S&P Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, there were no notable changes in the Fund’s sector or country weightings during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to China, the U.K., Italy, Austria and the Netherlands and less exposure to France and Spain relative to the S&P Index.

From a sector allocation perspective, the Fund had overweighted positions relative to the S&P Index in the consumer staples and information technology sectors at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the S&P Index in consumer discretionary, industrials, financials and utilities.

As always, we remained focused on individual stock selection, with sector and regional positioning being a secondary, closely-monitored effect.

FUND BASICS

International Small Cap Fund
as of October 31, 2010

PERFORMANCE REVIEW

		S&P Developed	S&P Developed
	Fund Total Return	ex-US Small Cap	ex-US Small Cap
November 1, 2009–October 31, 2010	(based on NAV)[1]	Index (Net)[2]	Index (Gross)[2]

Class A	23.11%	16.76%	17.21%
Class B	22.24	16.76	17.21
Class C	22.18	16.76	17.21
Institutional	23.61	16.76	17.21
Service	22.91	16.76	17.21

August 31, 2010–October 31, 2010

Class IR	16.74%	16.00%	16.04%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	Effective March 1, 2010, the Fund changed its benchmark from the S&P Developed Ex-U.S. Small Cap (Gross) Index to the S&P Developed Ex-U.S. Small Cap (Net) Index. In the Investment Adviser’s opinion, the S&P Developed Ex-U.S. Small Cap (Net) Index is a more appropriate benchmark against which to measure the performance of the Fund, because it reflects dividends paid and deducts taxes. The S&P Developed Ex-U.S. Small Cap (Net) Index is the small capitalization stock component of the S&P Developed Broad Market Index (BMI). The BMI is a float-weighted index that spans 25 countries (inclusive of the US) and includes the listed shares of all companies with an available market capitalization (float) of at least $100 million at the annual rebalance. At rebalance, companies are deleted from the index if their float falls below $75 million. The Small Cap ex-U.S. is defined as those stocks falling in the bottom 15% of the cumulative available capital in each country. The Index reflects returns net of withholding taxes applied to foreign investors, calculated daily based on tax rates that would be applied to a Luxembourg-based investor. The Index is unmanaged and the figures for the Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

FUND BASICS

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 9/30/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	8.02%	-1.29%	0.88%	4.41%	5/1/98
Class B	8.36	-1.30	0.92	4.52	5/1/98
Class C	12.47	-0.91	0.77	4.24	5/1/98
Institutional	14.79	0.24	1.95	5.44	5/1/98
Service	14.19	-0.27	1.44	4.90	5/1/98
Class IR	N/A	N/A	N/A	11.86	8/31/10

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if performance is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

These returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.60%	2.08%
Class B	2.35	2.83
Class C	2.35	2.83
Institutional	1.20	1.68
Service	1.70	2.18
Class IR	1.35	1.83

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangements in place. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN HOLDINGS AS OF 10/31/105

	% of Net
Holding	Assets	Line of Business	Country

Lindt & Spruengli AG	1.5%	Food, Beverage & Tobacco	Switzerland
Geberit AG (Registered)	1.4	Capital Goods	Switzerland
POSCO CHEMTECH Co. Ltd.	1.3	Materials	South Korea
Davide Campari-Milano SpA	1.3	Food, Beverage & Tobacco	Italy
Aberdeen Asset Management PLC	1.3	Diversified Financials	United Kingdom
Adidas AG (Registered)	1.3	Consumer Durables & Apparel	Germany
SEB SA	1.3	Consumer Durables & Apparel	France
Dufry Group	1.2	Retailing	Switzerland
Kerry Group PLC Class A	1.2	Food, Beverage & Tobacco	Ireland
Virgin Media, Inc.	1.2	Media	United Kingdom

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS6

As of October 31, 2010

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Performance Summary
October 31, 2010

The following graph shows the value, as of October 31, 2010, of a $10,000 investment made on November 1, 2000 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P Developed ex-U.S. Small Cap (Net) Index, and former benchmark, the S&P Developed ex-U.S. Small Cap (Gross) Index is shown. In the Investment Adviser’s opinion, the S&P Developed ex-U.S. Small Cap (Net) Index is a more appropriate benchmark against which to measure the performance of the Fund, because it reflects dividends paid and deducts taxes. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service and Class IR Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Small Cap Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2000 through October 31, 2010.

Average Annual Total Return through October 31, 2010	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced May 1, 1998)
Excluding sales charges	23.11%	1.57%	2.71%	5.21%
Including sales charges	16.38%	0.42%	2.13%	4.74%

Class B (Commenced May 1, 1998)
Excluding contingent deferred sales charges	22.24%	0.83%	2.17%	4.85%
Including contingent deferred sales charges	17.10%	0.43%	2.17%	4.85%

Class C (Commenced May 1, 1998)
Excluding contingent deferred sales charges	22.18%	0.82%	2.03%	4.57%
Including contingent deferred sales charges	21.15%	0.82%	2.03%	4.57%

Institutional (Commenced May 1, 1998)	23.61%	2.00%	3.21%	5.76%

Service (Commenced May 1, 1998)	22.91%	1.48%	2.70%	5.23%

Class IR (Commenced August 31, 2010)	N/A	N/A	N/A	16.74%	*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Strategic International Equity Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Global Equity Team discusses the Goldman Sachs Strategic International Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2010 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 12.34%, 11.44%, 11.48%, 12.69%, 12.55% and 12.06%, respectively. These returns compare to the 8.36% average annual total return of the Fund’s benchmark, the MSCI EAFE (Net) Index (unhedged) (the “MSCI Index”), during the same period. Effective March 1, 2010, the Fund changed its benchmark from the MSCI EAFE (Gross) Index (unhedged) to the MSCI Index. During the Reporting Period, the average annual total return of the MSCI EAFE (Gross) Index (unhedged) was 8.82%.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s outperformance of the MSCI Index during the Reporting Period can be primarily attributed to individual stock selection. From a sector perspective, effective stock selection was rather broad-based. Sector positioning overall also helped, but to a far more modest degree.

From a country perspective, stock selection was particularly strong in the United Kingdom and France. This more than offset weaker stock selection in Italy and the Netherlands. While country weightings are the direct result of individual stock selection, country allocation overall also helped during the Reporting Period.

Q	What were some of the Fund’s best-performing individual stocks?

A	The greatest contributors to Fund performance relative to the MSCI Index during the Reporting Period were U.K. cellular telecommunications company Vodafone Group, French aerospace and defense electronics equipment manufacturer Safran and U.K. online retailer ASOS.

Vodafone contributed positively to the Fund’s returns, as investors began to focus on a cyclical rebound in mobile communications revenues and the prospect of improved pricing power for the industry due to strong demand for mobile data. In addition, Vodafone signaled its willingness to divest non-core assets and return the proceeds to shareholders with the disposal of a stake in China Mobile and a related share buy-back, raising expectations for further shareholder returns.

Within industrials, Safran was a top contributor to Fund results. Its shares rose on the back of rising demand and a positive outlook for the remainder of 2010. We believe the company should be well positioned to generate long-term returns, especially through its business in providing maintenance for airplanes.

Within the consumer discretionary sector, ASOS contributed significantly to Fund returns, as its share price rose with news of increasing sales in its European and U.S. markets. We sold the Fund’s position in ASOS following the run up in its stock price.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	The stocks that detracted most from the Fund’s performance during the Reporting Period were Swiss pharmaceutical company Roche and Japanese beer company Kirin Holdings.

The Fund’s overall positioning in the health care sector contributed positively to relative results, but Roche was the leading stock-specific detractor from its performance during the Reporting Period. The company suffered from negative news flow surrounding the results of a U.S. Food and Drug Administration (FDA) panel on the company’s cancer drug.

PORTFOLIO RESULTS

Kirin Holdings was a new purchase for the Fund during the Reporting Period. In early February, Kirin Holdings announced it would give up on business integration with Suntory, another Japanese brewing and distilling company group. The company’s share price declined on the news, as market sentiment was that profitability for the industry was thus less likely to improve. Additionally, Kirin Holdings’ subsidiary, Mercia, announced an improper business transaction during the Reporting Period. Shares of Kirin Holdings also were pressured by monthly sales volume of beer and soft drinks that was weaker during the second quarter of 2010 than the company’s forecast.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most to the Fund’s performance relative to the MSCI Index were telecommunication services, industrials and consumer discretionary, due primarily to effective stock selection in each.

Information technology was the only sector that detracted from the Fund’s results relative to the MSCI Index during the Reporting Period.

Q	Which countries or regions most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI Index. This effect may be even more pronounced in countries that represent only a modest proportion of the MSCI Index.

That said, based on effective individual stock selection, the United Kingdom and France contributed most positively to the Fund’s returns relative to the MSCI Index. All three of the Fund’s top contributors during the Reporting Period came from these two markets. The countries that detracted most from the Fund’s performance during the Reporting Period were Italy and the Netherlands.

Q	How did the Fund use derivatives during the Reporting Period?

A	During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy, but we used futures, on an opportunistic basis, to ensure the Fund remained almost fully exposed to equities following cash inflows or stock sales.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchase of Kirin Holdings already mentioned, we established a new Fund position in UniCredit, one of the largest universal banks — both retail and corporate — in Europe as measured by its branch network. UniCredit is based in Italy and has operations in 22 countries and a strong customer base across Europe. Central and eastern Europe (CEE) is a region where we believe there is still growth potential for the banking industry. We believe growth in the banking industry is largely driven by economic growth and supported by European Union accession and further penetration of banking products as economies in the CEE region develop. UniCredit has the largest franchise in CEE with approximately 40% of the bank’s branches located there. Although UniCredit is present in each of the CEE countries, the company’s largest exposures are to Poland, Turkey, Croatia and Russia, which, in our view, have been the most resilient economies and the best balanced banking markets in the region.

We also initiated a Fund position in Total during the Reporting Period. Total is the world’s fourth largest integrated oil and gas company. We believe it has the strongest organic growth profile amongst the integrated oil majors, with long-established relationships in the growing regions of West Africa, the Middle East and Russia. Total enjoys scale benefits that we believe should enable it to maintain low exploration and production operating costs per barrel.

In addition to those sales already mentioned, we also eliminated the Fund’s position in U.K. food retailer Tesco. The stock significantly outperformed the market during the Reporting Period as a number of catalysts came to fruition. Although Tesco continues, in our view, to be a good long-term growth story, we believed risks remained in the shorter term.

We also eliminated the Fund’s position in Finland’s mobile telecommunications giant Nokia. Nokia experienced weakness during the Reporting Period on the back of news of delays in product launches and revised margin expectations for 2010.

We sold out of the Fund’s position in U.K. financial services giant Barclays during the Reporting Period. With the rise in Barclays’ share price on the back of strong profit figures for 2009, the stock reached our target price.

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Most sector and country bets are usually established within a narrow range from the MSCI Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, there were no notable changes in the Fund’s sector or country weightings during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to Italy, Switzerland, Denmark and the U.K. and less exposure to Germany, Spain, Sweden and France relative to the MSCI Index.

From a sector allocation perspective, the Fund had overweighted positions relative to the MSCI Index in the energy sector at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the MSCI Index in financials, utilities, consumer staples, industrials, consumer discretionary and materials.

As always, we remained focused on individual stock selection, with sector and regional positioning being a secondary, closely-monitored effect.

FUND BASICS

Strategic International Equity Fund
as of October 31, 2010

PERFORMANCE REVIEW

November 1, 2009–	Fund Total Return	MSCI EAFE (Net)	MSCI EAFE (Gross)
October 31, 2010	(based on NAV)[1]	Index (unhedged)[2]	Index (unhedged)[2]

Class A	12.34%	8.36%	8.82%
Class B	11.44	8.36	8.82
Class C	11.48	8.36	8.82
Institutional	12.69	8.36	8.82
Class IR	12.55	8.36	8.82
Class R	12.06	8.36	8.82

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	Effective March 1, 2010, the Fund changed its benchmark from the MSCI EAFE (Gross) Index (unhedged) to the MSCI EAFE (Net) Index (unhedged). In the Investment Advisor’s opinion, the MSCI EAFE (Net) Index (unhedged) is a more appropriate benchmark against which to measure the performance of the Fund, because it reflects dividends paid and deducts taxes. The MSCI EAFE (Net) Index (unhedged) (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. As of May 27, 2010, the MSCI EAFE (Net) Index (unhedged) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. This index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is unmanaged and the figures for the Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 9/30/10	One Year	Since Inception	Inception Date

Class A	-0.81%	-10.26%	6/25/07
Class B	-0.91	-10.27	6/25/07
Class C	3.13	-9.40	6/25/07
Institutional	5.30	-8.36	6/25/07
Class IR	5.13	-12.08	11/30/07
Class R	4.65	-12.52	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Class R and IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

These returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.45%	1.98%
Class B	2.20	2.73
Class C	2.20	2.73
Institutional	1.05	1.58
Class IR	1.20	1.73
Class R	1.70	2.23

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP 10 HOLDINGS AS OF 10/31/105

	% of Net
Holding	Assets	Line of Business	Country

HSBC Holdings PLC	3.2%	Banks	United Kingdom
Eni SpA	2.6	Energy	Italy
Vodafone Group PLC	2.3	Telecommunication Services	United Kingdom
Total SA	2.1	Energy	France
Novartis AG (Registered)	2.1	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Rio Tinto PLC	1.7	Materials	United Kingdom
BG Group PLC	1.6	Energy	United Kingdom
Koninklijke KPN NV	1.5	Telecommunication Services	Netherlands
GlaxoSmithKline PLC	1.5	Pharmaceuticals, Biotechnology & Life Sciences	United Kingdom
Syngenta AG (Registered)	1.4	Materials	Switzerland

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS6

As of October 31, 2010

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent investments in investment companies other than those that are exchange traded.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Performance Summary
October 31, 2010

The following graph shows the value, as of October 31, 2010, of a $10,000 investment made on June 25, 2007 (commencement of operations) in Class A Shares (including a maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the MSCI EAFE (Net) Index (unhedged, with dividends reinvested), and MSCI EAFE (Gross) Index is shown. In the Investment Adviser’s opinion, the MSCI EAFE (Net) Index (unhedged) is a more appropriate benchmark against which to measure the performance of the Fund, because it reflects dividends paid and deducts taxes. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Strategic International Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 25, 2007 through October 31, 2010.

Average Annual Total Return through October 31, 2010	One Year	Since Inception

Class A (Commenced June 25, 2007)
Excluding sales charges	12.34%	–7.39%
Including sales charges	6.20%	–8.94%

Class B (Commenced June 25, 2007)
Excluding contingent deferred charges	11.44%	–8.14%
Including contingent deferred charges	6.42%	–8.97%

Class C (Commenced June 25, 2007)
Excluding contingent deferred charges	11.48%	–8.11%
Including contingent deferred charges	10.47%	–8.11%

Institutional (Commenced June 25, 2007)	12.69%	–7.06%

Class IR (Commenced November 30, 2007)	12.55%	–10.53%

Class R (Commenced November 30, 2007)	12.06%	–10.96%

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Schedule of Investments
October 31, 2010

Shares	Description	Value

Common Stocks – 84.0%

Denmark – 1.9%
37,875	Carlsberg A/S Class B (Food, Beverage & Tobacco)	$4,140,890

France – 7.4%
89,370	GDF Suez SA (Utilities)	3,570,953
121,409	Safran SA (Capital Goods)	3,851,727
70,774	Societe Generale SA (Banks)(a)	4,243,933
85,935	Total SA (Energy)	4,677,778

		16,344,391

Germany – 4.2%
56,800	Bayer AG (Pharmaceuticals, Biotechnology & Life Sciences)	4,236,542
87,122	Henkel AG & Co. KGaA Preference Shares (Household & Personal Products)(a)	5,136,975

		9,373,517

Hong Kong – 2.9%
385,000	Kerry Properties Ltd. (Real Estate)	2,138,836
249,000	Sun Hung Kai Properties Ltd. (Real Estate)	4,283,336

		6,422,172

Ireland – 1.5%
92,365	Kerry Group PLC Class A (Food, Beverage & Tobacco)	3,400,243

Italy – 6.8%
333,287	Azimut Holding SpA (Diversified Financials)	3,399,148
269,413	Eni SpA (Energy)	6,066,463
2,215,139	Telecom Italia SpA (Telecommunication Services)	2,717,944
1,053,678	UniCredit SpA (Banks)(a)	2,746,994

		14,930,549

Japan – 20.9%
809,000	All Nippon Airways Co. Ltd. (Transportation)*	3,060,268
1,685,000	DIC Corp. (Materials)	3,131,705
100,200	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	3,342,833
207,800	Hitachi High-Technologies Corp. (Technology Hardware & Equipment)	4,038,321
116,200	Honda Motor Co. Ltd. (Automobiles & Components)	4,188,869
211,000	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	2,891,480
362,000	Kubota Corp. (Capital Goods)	3,210,239
327,000	Kyowa Hakko Kirin Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,206,501
179,500	Mitsubishi Corp. (Capital Goods)	4,311,532
182,000	Mitsubishi Estate Co. Ltd. (Real Estate)	3,188,356
307,100	Mitsubishi UFJ Financial Group, Inc. (Banks)	1,425,252
218,100	Nomura Holdings, Inc. (Diversified Financials)	1,120,769
323,300	Panasonic Corp. (Consumer Durables & Apparel)	4,712,836
60,100	Sumitomo Mitsui Financial Group, Inc. (Banks)	1,793,850
107,000	The Tokyo Electric Power Co., Inc. (Utilities)	2,554,962

		46,177,773

Netherlands – 2.3%
307,095	Koninklijke KPN NV (Telecommunication Services)	5,128,856

Sweden – 0.9%
321,123	Swedish Orphan Biovitrum AB (Pharmaceuticals, Biotechnology & Life Sciences)*	1,929,428

Switzerland – 13.4%
79,589	Aryzta AG (Food, Beverage & Tobacco)	3,526,974
24,613	Julius Baer Group Ltd. (Diversified Financials)	1,038,649
34,976	Kuehne + Nagel International AG (Registered) (Transportation)	4,326,845
988	Lindt & Spruengli AG (Food, Beverage & Tobacco)	2,686,370
100,138	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	5,802,270
15,056	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	2,211,036
3,148	Straumann Holding AG (Registered) (Health Care Equipment & Services)	659,034
19,432	Syngenta AG (Registered) (Materials)	5,380,460
241,110	UBS AG (Registered) (Diversified Financials)*	4,095,867

		29,727,505

United Kingdom – 21.8%
83,142	Admiral Group PLC (Insurance)	2,169,612
99,918	Anglo American PLC (Materials)	4,655,474
290,613	BG Group PLC (Energy)	5,657,111
835,681	HSBC Holdings PLC (Banks)(a)	8,697,468
128,474	Intercontinental Hotels Group PLC (Consumer Services)	2,481,232
211,796	Prudential PLC (Insurance)	2,142,110
466,271	Reed Elsevier PLC (Media)	4,000,295
93,083	Rio Tinto PLC (Materials)	6,045,765
147,212	Smiths Group PLC (Capital Goods)	2,809,630

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)

177,912	Tullow Oil PLC (Energy)	$3,379,105
2,286,368	Vodafone Group PLC (Telecommunication Services)	6,250,022

		48,287,824

TOTAL COMMON STOCKS
(Cost $188,700,281)		$185,863,148

Exchange Traded Funds – 8.0%

Australia – 4.9%
447,955	iShares MSCI Australia Index Fund	$10,961,459

Other – 3.1%
144,318	Vanguard Emerging Markets ETF	6,758,412

TOTAL EXCHANGE TRADED FUNDS
(Cost $17,704,852)		$17,719,871

Shares	Rate	Value

Short-term Investment(b) – 9.4%

JPMorgan U.S. Government Money Market Fund – Capital Shares
20,817,593	0.100%	$20,817,593
(Cost $20,817,593)

TOTAL INVESTMENTS – 101.4%
(Cost $227,222,726)		$224,400,612

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.4)%		(3,146,790)

NET ASSETS – 100.0%		$221,253,822

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2010.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration		Unrealized
Type	Long (Short)	Date	Current Value	Gain (Loss)

Dow Jones EURO STOXX 50 Index	122	December 2010	$4,820,611	$(22,888)
FTSE 100 Index	26	December 2010	2,358,435	(33)
SPI 200 Index	76	December 2010	8,648,741	(25,934)

TOTAL				$(48,855)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Schedule of Investments
October 31, 2010

Shares	Description	Value

Common Stocks – 97.4%

Australia – 7.2%
237,891	Atlas Iron Ltd. (Materials)*	$587,374
236,983	Boart Longyear Group (Capital Goods)	840,996
224,165	Catalpa Resources Ltd. (Materials)*	438,775
219,360	Charter Hall Retail REIT (REIT)	657,298
74,732	Computershare Ltd. (Software & Services)(a)	742,037
385,714	DUET Group (Utilities)	657,401
122,830	Iluka Resources Ltd. (Materials)*	812,978
1,610,000	International Ferro Metals Ltd. (Materials)*	780,467
46,942	Iress Market Technology Ltd. (Software & Services)	402,793
282,239	Mirabela Nickel Ltd. (Materials)*	437,954
161,658	Myer Holdings Ltd. (Retailing)	609,037
23,125	Perpetual Ltd. (Diversified Financials)	858,587
157,705	Primary Health Care Ltd. (Health Care Equipment & Services)	482,579

		8,308,276

Austria – 1.7%
15,266	Andritz AG (Capital Goods)	1,169,921
11,426	Schoeller-Bleckmann Oilfield Equipment AG (Energy)	842,611

		2,012,532

Belgium – 1.3%
13,609	Barco NV (Technology Hardware & Equipment)*	806,105
46,995	Nyrstar NV (Materials)	693,225

		1,499,330

Bermuda – 0.8%
157,650	Hiscox Ltd. (Insurance)	894,824

Canada – 10.5%
47,500	Alamos Gold, Inc. (Materials)	735,391
82,600	Bankers Petroleum Ltd. (Energy)*	579,067
149,500	Bellatrix Exploration Ltd. (Energy)*	537,960
26,000	Canadian Western Bank (Banks)	646,495
43,800	Celtic Exploration Ltd. (Energy)*	527,369
70,300	Chartwell Seniors Housing Real Estate Investment Trust (REIT)	644,480
14,400	Dorel Industries, Inc. Class B (Consumer Durables & Apparel)	485,412
36,500	Evertz Technologies Ltd. (Technology Hardware & Equipment)	574,752
16,800	Franco-Nevada Corp. (Materials)	579,492
54,800	Groupe Aeroplan, Inc. (Media)	666,261
41,700	HudBay Minerals, Inc. (Materials)	658,271
36,500	IAMGOLD Corp. (Materials)	666,011
16,800	MacDonald Dettwiler & Associates Ltd. (Software & Services)*	836,953
82,400	Neo Material Technologies, Inc. (Materials)*	478,290
17,900	Pacific Rubiales Energy Corp. (Energy)*	570,574
49,500	Quadra FNX Mining Ltd. (Materials)*	698,892
17,600	ShawCor Ltd. Class A (Energy)	541,512
19,600	Toromont Industries Ltd. (Capital Goods)	558,655
22,800	Valeant Pharmaceuticals International, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	630,862
42,400	Westjet Airlines Ltd. Class A (Transportation)*	522,569

		12,139,268

China – 2.2%
242,000	China Yurun Food Group Ltd. Class H (Food, Beverage & Tobacco)	944,466
158,000	Golden Eagle Retail Group Ltd. Class H (Retailing)	421,252
340,000	Guangzhou Shipyard International Co. Ltd. Class H (Capital Goods)	694,388
38,648	Hollysys Automation Technologies Ltd. (Technology Hardware & Equipment)*	488,511

		2,548,617

France – 4.7%
25,618	Cap Gemini SA (Software & Services)	1,307,753
20,607	Compagnie Generale de Geophysique-Veritas (Energy)*(a)	481,353
42,451	Ingenico SA (Technology Hardware & Equipment)	1,281,321
23,904	Saft Groupe SA (Capital Goods)	913,592
15,279	SEB SA (Consumer Durables & Apparel)	1,465,050

		5,449,069

Germany – 7.1%
22,508	Adidas AG (Registered) (Consumer Durables & Apparel)	1,465,987
46,942	Dialog Semiconductor PLC (Semiconductors & Semiconductor Equipment)*	855,511
58,258	Freenet AG (Telecommunication Services)	738,683
11,501	Fresenius SE (Health Care Equipment & Services)	1,030,817
19,691	GfK SE (Media)	830,707

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)

17,639	MTU Aero Engines Holding AG (Capital Goods)	$1,064,400
4,927	Rational AG (Capital Goods)	1,101,298
49,151	Tognum AG (Capital Goods)	1,196,800

		8,284,203

Hong Kong – 1.5%
517,000	Belle International Holdings Ltd. (Retailing)	936,420
1,060,000	China Resources Cement Holdings Ltd. (Materials)*	750,715

		1,687,135

Ireland – 1.2%
37,717	Kerry Group PLC Class A (Food, Beverage & Tobacco)(a)	1,388,480

Italy – 4.4%
123,981	Azimut Holding SpA (Diversified Financials)	1,264,465
200,980	Banca Popolare Di Milano Scarl (Banks)(a)	939,682
234,093	Davide Campari-Milano SpA (Food, Beverage & Tobacco)	1,484,726
295,042	Gruppo Editoriale L’Espresso SpA (Media)*(a)	783,763
314,842	Hera SpA (Utilities)	666,350

		5,138,986

Japan – 17.5%
10,100	Aeon Mall Co. Ltd. (Real Estate)	236,785
22,000	Ahresty Corp. (Automobiles & Components)	178,964
9,300	Alfresa Holdings Corp. (Health Care Equipment & Services)	391,014
33,700	Alps Electric Co. Ltd. (Technology Hardware & Equipment)	301,959
52,000	Amada Co. Ltd. (Capital Goods)	342,165
88,000	Calsonic Kansei Corp. (Automobiles & Components)*	295,290
21,700	Capcom Co. Ltd. (Software & Services)	341,083
46,400	Citizen Holdings Co. Ltd. (Technology Hardware & Equipment)	266,675
13,400	Cosel Co. Ltd. (Capital Goods)	175,687
7,200	Dai-Ichi Seiko Co. Ltd. (Technology Hardware & Equipment)	354,105
336,000	DIC Corp. (Materials)	624,482
54,000	Dowa Holdings Co. Ltd. (Materials)	327,864
225	Dwango Co. Ltd. (Software & Services)	454,522
13,500	FamilyMart Co. Ltd. (Food & Staples Retailing)	478,701
9,700	FP Corp. (Materials)	535,490
15,100	Hitachi Capital Corp. (Diversified Financials)	200,942
7,500	Hitachi High-Technologies Corp. (Technology Hardware & Equipment)	145,753
44,800	Hitachi Transport System Ltd. (Transportation)	693,563
122,000	Hokuhoku Financial Group, Inc. (Banks)	225,610
24,300	Izumi Co. Ltd. (Retailing)	321,419
63,000	J. Front Retailing Co. Ltd. (Retailing)	322,881
14,500	Keihin Corp. (Automobiles & Components)	308,686
44,000	Keisei Electric Railway Co. Ltd. (Transportation)	293,796
53,700	Kitz Corp. (Capital Goods)	237,279
22,400	Koa Corp. (Technology Hardware & Equipment)	228,025
112	M3, Inc. (Health Care Equipment & Services)	513,005
7,600	Mandom Corp. (Household & Personal Products)	207,179
88,000	Mazda Motor Corp. (Automobiles & Components)	223,647
325	MTI Ltd. (Software & Services)	415,991
31,700	Nichii Gakkan Co., Inc. (Health Care Equipment & Services)	272,934
135,000	Nippon Chemi-Con Corp. (Technology Hardware & Equipment)*	540,971
60,000	Nippon Denko Co. Ltd. (Materials)	444,531
40,000	Nippon Kayaku Co. Ltd. (Materials)	389,068
93,000	Nippon Sheet Glass Co. Ltd. (Capital Goods)	204,086
12,800	Nipro Corp. (Health Care Equipment & Services)	260,959
9,500	Nisshin Seifun Group, Inc. (Food, Beverage & Tobacco)	117,624
64,000	Onward Holdings Co. Ltd. (Consumer Durables & Apparel)	478,113
44,000	Pacific Metals Co. Ltd. (Materials)	365,871
132,000	Press Kogyo Co. Ltd. (Automobiles & Components)*	497,975
62,000	Rengo Co. Ltd. (Materials)	394,415
12,400	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	427,294
52,000	Sanyo Special Steel Co. Ltd. (Materials)	255,925
20,900	Sega Sammy Holdings, Inc. (Consumer Durables & Apparel)	340,974
23,700	Seiko Epson Corp. (Technology Hardware & Equipment)	377,892

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
October 31, 2010

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

2,300	Shimamura Co. Ltd. (Retailing)	$220,459
37,000	Sumitomo Heavy Industries Ltd. (Capital Goods)	210,299
28,000	Taiyo Nippon Sanso Corp. (Materials)	224,590
35,000	Taiyo Yuden Co. Ltd. (Technology Hardware & Equipment)	449,669
66,000	The Awa Bank Ltd. (Banks)	448,679
64,000	The Higo Bank Ltd. (Banks)	298,722
111,000	The Ogaki Kyoritsu Bank Ltd. (Banks)	311,573
68,200	The Sankei Building Co. Ltd. (Real Estate)	372,484
81,000	The Shibusawa Warehouse Co. Ltd. (Transportation)	264,307
66,000	Tokai Tokyo Financial Holdings, Inc. (Diversified Financials)	229,375
65,000	Tokuyama Corp. (Materials)	355,805
51,000	Tokyu Land Corp. (Real Estate)	232,417
18,000	Toyo Suisan Kaisha Ltd. (Food, Beverage & Tobacco)	385,703
79,000	Tsubakimoto Chain Co. (Capital Goods)	349,210
10,400	Tsumura & Co. (Pharmaceuticals, Biotechnology & Life Sciences)	319,707
7,500	Tsuruha Holdings, Inc. (Food & Staples Retailing)	322,394
28,000	Warabeya Nichiyo Co. Ltd. (Food, Beverage & Tobacco)	330,193

		20,336,780

Luxembourg – 3.8%
108,297	AZ Electronic Materials SA (Chemicals)*	442,501
11,775	Millicom International Cellular SA SDR (Telecommunication Services)	1,111,404
762,803	Regus PLC (Commercial & Professional Services)	1,056,371
35,636	SES SA FDR (Media)	915,155
26,800	Ternium SA ADR (Materials)	918,704

		4,444,135

Netherlands – 3.2%
24,150	CSM NV (Food, Beverage & Tobacco)	765,211
26,836	Eurocommercial Properties NV CVA (REIT)	1,328,386
7,793	Fugro NV CVA (Energy)	551,702
20,825	Koninklijke Vopak NV (Transportation)	1,041,857

		3,687,156

Papua New Guinea – 0.4%
73,003	Oil Search Ltd. (Energy)	456,444

South Korea – 4.4%
95,950	Daesang Corp. (Food, Beverage & Tobacco)*	705,896
15,070	Daewoo International Corp. (Capital Goods)	469,906
86,098	Jinsung T.E.C. Co. Ltd. (Capital Goods)*	810,967
2,116	KCC Corp. (Capital Goods)	701,684
8,805	Neowiz Games Corp. (Software & Services)*	391,178
12,300	POSCO CHEMTECH Co. Ltd. (Materials)	1,487,814
110,945	SK Broadband Co. Ltd. (Telecommunication Services)*	556,231

		5,123,676

Spain – 0.1%
6,959	Sol Melia SA (Consumer Services)	69,421

Sweden – 1.6%
109,328	Hufvudstaden AB Class A (Real Estate)	1,222,543
109,819	Swedish Orphan Biovitrum AB (Pharmaceuticals, Biotechnology & Life Sciences)*	659,834

		1,882,377

Switzerland – 7.0%
12,982	Actelion Ltd. (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	648,557
12,329	Dufry Group (Registered) (Retailing)*	1,434,627
18,217	Gategroup Holding AG (Commercial & Professional Services)*	844,187
8,236	Geberit AG (Registered) (Capital Goods)	1,578,544
619	Lindt & Spruengli AG (Food, Beverage & Tobacco)	1,683,060
6,296	Panalpina Welttransport Holding AG (Registered) (Transportation)*	786,455
33,539	Temenos Group AG (Software & Services)*	1,124,187

		8,099,617

Taiwan – 0.4%
511,000	Eva Airways Corp. (Transportation)*	516,463

United Kingdom – 16.4%
11,178	Abcam PLC (Pharmaceuticals, Biotechnology & Life Sciences)*	308,070
520,018	Aberdeen Asset Management PLC (Diversified Financials)	1,481,117
152,531	Amlin PLC (Insurance)	993,409

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)

89,971	Charter International PLC (Capital Goods)	$1,065,252
24,837	Chemring Group PLC (Capital Goods)	1,193,112
87,773	Close Brothers Group PLC (Diversified Financials)	1,084,963
37,191	Derwent London PLC (REIT)	906,162
75,806	easyJet PLC (Transportation)*	553,955
409,471	Elementis PLC (Materials)	750,790
91,089	Gem Diamonds Ltd. (Materials)*	289,634
148,532	Greene King PLC (Consumer Services)	995,458
135,819	Halfords Group PLC (Retailing)	921,741
152,462	HomeServe PLC (Commercial & Professional Services)	1,107,283
229,878	Inchcape PLC (Retailing)*	1,284,615
46,544	Intercontinental Hotels Group PLC (Consumer Services)	898,909
175,776	John Wood Group PLC (Energy)	1,226,509
299,668	Metric Property Investments PLC (REIT)*	508,983
96,139	Travis Perkins PLC (Capital Goods)	1,274,306
52,555	Virgin Media, Inc. (Media)	1,336,474
349,061	William Hill PLC (Consumer Services)	897,998

		19,078,740

TOTAL COMMON STOCKS
(Cost $106,592,874)		$113,045,529

Expiration
Units	Description	Month	Value

Right* – 0.0%

Switzerland – 0.0%
18,217	Gategroup Holding AG (Commercial & Professional Services)	11/10	$—
(Cost $0)

Shares	Rate	Value

Short-term Investment(b) – 6.4%

JPMorgan U.S. Government Money Market Fund – Capital Shares
7,451,209	0.100%	$7,451,209
(Cost $7,451,209)

TOTAL INVESTMENTS – 103.8%
(Cost $114,044,083)		$120,496,738

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.8)%		(4,428,586)

NET ASSETS – 100.0%		$116,068,152

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2010.

Investment Abbreviations:
ADR	—	American Depositary Receipt
CVA	—	Dutch Certification
FDR	—	Fiduciary Depositary Receipt
REIT	—	Real Estate Investment Trust
SDR	—	Swedish Depository Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
October 31, 2010

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Dow Jones STOXX Small 200 Index	41	December 2010	$1,935,604	$37,438

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments
October 31, 2010

Shares	Description	Value

Common Stocks – 84.1%

Belgium – 0.5%
11,801	Telenet Group Holding NV (Telecommunication Services)*	$494,184

Denmark – 3.0%
11,874	Carlsberg A/S Class B (Food, Beverage & Tobacco)	1,298,189
31,052	Christian Hansen Holding A/S (Materials)*	679,214
8,567	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	899,551

		2,876,954

Finland – 0.3%
6,632	Outotec Oyj (Capital Goods)	309,674

France – 8.6%
2,963	Air Liquide SA (Materials)	383,636
5,571	Air Liquide SA – Prime De Fidelite (Materials)*	721,309
16,130	BNP Paribas SA (Banks)	1,179,837
18,332	Compagnie Generale de Geophysique – Veritas (Energy)*	428,211
27,156	GDF Suez SA (Utilities)	1,085,071
2,809	Remy Cointreau SA (Food, Beverage & Tobacco)	197,795
34,442	Safran SA (Capital Goods)	1,092,680
20,502	Societe Generale SA (Banks)	1,229,394
37,940	Total SA (Energy)	2,065,223

		8,383,156

Germany – 4.1%
10,297	BASF SE (Materials)	748,709
16,100	Bayer AG (Pharmaceuticals, Biotechnology & Life Sciences)	1,200,851
23,440	Henkel AG & Co. KGaA Preference Shares (Household & Personal Products)	1,382,093
8,008	Kabel Deutschland Holding AG (Media)*	360,614
2,879	Siemens AG (Registered) (Capital Goods)	328,536

		4,020,803

Hong Kong – 3.0%
248,000	BOC Hong Kong (Holdings) Ltd. (Banks)	780,018
152,500	Kerry Properties Ltd. (Real Estate)	847,201
74,577	Sun Hung Kai Properties Ltd. (Real Estate)	1,282,885

		2,910,104

Ireland – 1.2%
32,545	Kerry Group PLC Class A (Food, Beverage & Tobacco)(a)	1,198,083

Italy – 6.3%
89,917	Azimut Holding SpA (Diversified Financials)	917,051
32,151	Bulgari SpA (Consumer Durables & Apparel)	344,328
112,145	Eni SpA (Energy)	2,525,207
645,380	Telecom Italia SpA (Telecommunication Services)	791,872
392,846	UniCredit SpA (Banks)	1,024,170
50,943	Unione di Banche Italiane ScpA (Banks)	537,890

		6,140,518

Japan – 20.5%
177,000	All Nippon Airways Co. Ltd. (Transportation)*	669,552
48,700	Alps Electric Co. Ltd. (Technology Hardware & Equipment)	436,362
138,000	Calsonic Kansei Corp. (Automobiles & Components)*	463,069
40,000	Daihatsu Motor Co. Ltd. (Automobiles & Components)	540,340
417,000	DIC Corp. (Materials)	775,027
27,100	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	904,100
10,900	Funai Electric Co. Ltd. (Consumer Durables & Apparel)	334,604
23,800	Hitachi High-Technologies Corp. (Technology Hardware & Equipment)	462,522
162,000	Hitachi Ltd. (Technology Hardware & Equipment)	732,183
25,700	Honda Motor Co. Ltd. (Automobiles & Components)	926,454
72,000	J. Front Retailing Co. Ltd. (Retailing)	369,007
98,600	JX Holdings, Inc. (Energy)	581,223
68,000	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	931,851
79,000	Kubota Corp. (Capital Goods)	700,577
70,000	Kyowa Hakko Kirin Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	686,407
32,800	Mitsubishi Corp. (Capital Goods)	787,845
70,000	Mitsubishi Electric Corp. (Capital Goods)	656,051
41,000	Mitsubishi Estate Co. Ltd. (Real Estate)	718,256
181,700	Mitsubishi UFJ Financial Group, Inc. (Banks)	843,270
17,900	Mitsui & Co. Ltd. (Capital Goods)	281,521
11,400	MS&AD Insurance Group Holdings, Inc. (Insurance)	273,109
41,000	Nippon Kayaku Co. Ltd. (Materials)	398,795

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
October 31, 2010

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

16,100	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	$726,117
47,500	Nomura Holdings, Inc. (Diversified Financials)	244,092
5,020	ORIX Corp. (Diversified Financials)	457,257
33,100	Panasonic Corp. (Consumer Durables & Apparel)	482,508
557	Rakuten, Inc. (Retailing)	428,747
21,600	Softbank Corp. (Telecommunication Services)	693,685
20,000	Sumitomo Mitsui Financial Group, Inc. (Banks)	596,955
20,500	Sumitomo Rubber Industries Ltd. (Automobiles & Components)	220,332
54,000	Taiyo Nippon Sanso Corp. (Materials)	433,138
31,000	Taiyo Yuden Co. Ltd. (Technology Hardware & Equipment)	398,278
97,000	The Bank of Yokohama Ltd. (Banks)	475,598
13,900	The Tokyo Electric Power Co., Inc. (Utilities)	331,906
141,000	Tokyo Gas Co. Ltd. (Utilities)	663,389
6,560	Yamada Denki Co. Ltd. (Retailing)	425,673

		20,049,800

Luxembourg – 0.4%
313,224	Regus PLC (Commercial & Professional Services)	433,779

Netherlands – 2.1%
89,425	Koninklijke KPN NV (Telecommunication Services)	1,493,505
20,436	TNT NV (Transportation)	543,476

		2,036,981

Spain – 0.6%
10,496	Red Electrica Corp. SA (Utilities)	527,437
1,824	Sol Melia SA (Consumer Services)	18,195

		545,632

Sweden – 0.8%
14,473	Assa Abloy AB Class B (Capital Goods)	371,120
68,341	Swedish Orphan Biovitrum AB (Pharmaceuticals, Biotechnology & Life Sciences)*	410,619

		781,739

Switzerland – 11.3%
6,749	Actelion Ltd. (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	337,168
21,856	Aryzta AG (Food, Beverage & Tobacco)	968,545
15,264	Compagnie Financiere Richemont SA Class A (Consumer Durables & Apparel)	761,341
14,466	Julius Baer Group Ltd. (Diversified Financials)	610,454
9,920	Kuehne + Nagel International AG (Registered) (Transportation)	1,227,193
191	Lindt & Spruengli AG (Food, Beverage & Tobacco)	519,329
34,709	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	2,011,134
6,111	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	897,426
1,843	Straumann Holding AG (Registered) (Health Care Equipment & Services)	385,832
5,056	Syngenta AG (Registered) (Materials)	1,399,939
76,978	UBS AG (Registered) (Diversified Financials)*	1,307,667
32,815	Xstrata PLC (Materials)	635,734

		11,061,762

United Kingdom – 21.4%
126,990	Aberdeen Asset Management PLC (Diversified Financials)	361,693
19,372	Admiral Group PLC (Insurance)	505,517
75,948	Amlin PLC (Insurance)	494,637
18,949	Anglo American PLC (Materials)	882,890
27,639	Autonomy Corp. PLC (Software & Services)*	647,135
110,615	Balfour Beatty PLC (Capital Goods)	490,459
79,568	BG Group PLC (Energy)	1,548,881
5,803	BHP Billiton PLC (Materials)	205,571
121,900	BP PLC (Energy)	828,575
47,308	Capita Group PLC (Commercial & Professional Services)	580,869
49,527	Cookson Group PLC (Capital Goods)*	408,876
74,863	GlaxoSmithKline PLC (Pharmaceuticals, Biotechnology & Life Sciences)	1,461,889
298,218	HSBC Holdings PLC (Banks)	3,103,746
84,760	Inchcape PLC (Retailing)*	473,660
35,351	Intercontinental Hotels Group PLC (Consumer Services)	682,737
59,241	Prudential PLC (Insurance)	599,165
14,931	Reckitt Benckiser Group PLC (Household & Personal Products)	834,172
119,942	Reed Elsevier PLC (Media)	1,029,023
26,183	Rio Tinto PLC (Materials)	1,700,593
10,703	Schroders PLC (Diversified Financials)	270,562

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)

31,936	Smiths Group PLC (Capital Goods)	$609,518
50,317	Tullow Oil PLC (Energy)	955,677
811,853	Vodafone Group PLC (Telecommunication Services)	2,219,284

		20,895,129

TOTAL COMMON STOCKS
(Cost $70,559,069)		$82,138,298

Exchange Traded Funds – 7.9%

Australia – 4.9%
198,701	iShares MSCI Australia Index Fund	$4,862,213

Other – 3.0%
63,213	iShares MSCI Emerging Markets Index Fund	2,916,016

TOTAL EXCHANGE TRADED FUNDS
(Cost $5,044,744)		$7,778,229

Shares	Rate	Value

Short-term Investment(b) – 7.5%

JPMorgan U.S. Government Money Market Fund – Capital Shares
7,320,606	0.100%	$7,320,606
(Cost $7,320,606)

TOTAL INVESTMENTS – 99.5%
(Cost $82,924,419)		$97,237,133

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%		452,577

NET ASSETS – 100.0%		$97,689,710

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2010.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Dow Jones EURO STOXX 50 Index	48	December 2010	$1,896,634	$26,819
FTSE 100 Index	11	December 2010	997,799	13,378
SPI 200 Index	30	December 2010	3,413,977	(10,984)

TOTAL				$29,213

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Assets and Liabilities
October 31, 2010

	Concentrated		Strategic
	International	International	International
	Equity Fund	Small Cap Fund	Equity Fund

Assets:

Investments in securities, at value (identified cost $227,222,726, $114,044,083 and $82,924,419, respectively)	$224,400,612	$120,496,738	$97,237,133
Cash	—	—	113,096
Foreign currencies, at value (identified cost $24,877, $6,393,768 and $238,998, respectively)	29,213	6,394,290	239,624
Receivables:
Investment securities sold, at value	4,368,944	24,161,040	1,246,867
Dividends, at value	399,562	224,685	184,890
Foreign tax reclaims, at value	235,425	51,739	121,494
Fund shares sold	113,705	216,753	56,171
Reimbursement from investment adviser	13,978	57,113	20,950
Due from broker — variation margin, at value	—	5,440	—
Other assets	81,556	42,756	152

Total assets	229,642,995	151,650,554	99,220,377

Liabilities:

Payables:
Investment securities purchased, at value	6,923,929	30,495,848	1,192,260
Fund shares redeemed	985,412	4,811,852	77,151
Amounts owed to affiliates	273,022	124,760	107,140
Due to broker — variation margin, at value	65,380	—	25,663
Accrued expenses	141,430	149,942	128,453

Total liabilities	8,389,173	35,582,402	1,530,667

Net Assets:

Paid-in capital	511,042,930	156,129,689	146,511,509
Accumulated undistributed net investment income	3,261,147	2,037,103	575,438
Accumulated net realized loss from investment, futures and foreign currency related transactions	(290,206,038)	(48,830,730)	(63,754,608)
Net unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	(2,844,217)	6,732,090	14,357,371

NET ASSETS	$221,253,822	$116,068,152	$97,689,710

Net Assets:
Class A	$162,230,588	$23,502,838	$60,560,994
Class B	1,943,633	918,763	6,814,382
Class C	20,031,488	2,119,811	8,845,175
Institutional	36,693,249	89,035,334	21,433,881
Service	353,726	490,236	—
Class IR	1,138	1,170	7,226
Class R	—	—	28,052

Total Net Assets	$221,253,822	$116,068,152	$97,689,710

Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	9,651,915	1,607,965	5,173,843
Class B	118,051	64,291	649,418
Class C	1,268,800	150,344	831,905
Institutional	2,135,690	5,911,594	1,750,562
Service	20,902	33,743	—
Class IR	66	78	617
Class R	—	—	2,410

Net asset value, offering and redemption price per share:(a)
Class A	$16.81	$14.62	$11.71
Class B	16.46	14.29	10.49
Class C	15.79	14.10	10.63
Institutional	17.18	15.06	12.24
Service	16.92	14.53	—
Class IR	17.22	15.09	11.70
Class R	—	—	11.64

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Concentrated International Equity, International Small Cap and Strategic International Equity Funds is $17.79, $15.47 and $12.39, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Operations
For the Fiscal Year Ended October 31, 2010

	Concentrated		Strategic
	International	International	International
	Equity Fund	Small Cap Fund	Equity Fund

Investment income:

Dividends (net of foreign taxes withheld of $365,175, $185,148 and $143,924, respectively)	$4,645,098	$2,139,300	$1,863,060
Securities lending income — affiliated issuer	78,217	32,628	27,190
Interest	33,650	6,674	2,445

Total investment income	4,756,965	2,178,602	1,892,695

Expenses:

Management fees	2,162,981	1,219,107	701,971
Distribution and Service fees(a)	614,690	83,723	305,890
Transfer Agent fees(a)	360,029	81,735	141,801
Printing and mailing costs	93,226	57,035	69,648
Custody and accounting fees	93,025	125,125	102,984
Professional fees	82,241	77,716	80,322
Registration fees	75,488	79,427	67,548
Trustee fees	14,452	14,298	14,249
Service Share fees — Service Plan	949	1,127	—
Service Share fees — Shareholder Administration Plan	949	1,127	—
Other	7,696	9,075	19,305

Total expenses	3,505,726	1,749,495	1,503,718

Less — expense reductions	(141,500)	(292,766)	(218,539)

Net expenses	3,364,226	1,456,729	1,285,179

NET INVESTMENT INCOME	1,392,739	721,873	607,516

Realized and unrealized gain (loss) from investment, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions — unaffiliated issuers	42,578,423	17,874,272	3,691,169
Securities lending reinvestment vehicle transactions — affiliated issuer	9,460	484	15,794
Futures transactions	837,497	46,061	6,786
Foreign currency related transactions	(368,905)	108,329	7,699
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(19,806,861)	2,599,624	6,222,816
Securities lending reinvestment vehicle — affiliated issuer	—	—	(5,036)
Futures	(12,355)	66,595	31,222
Translation of asset and liabilities denominated in foreign currencies	11,472	250,807	3,341

Net realized and unrealized gain from investment, futures and foreign currency related transactions	23,248,731	20,946,172	9,973,791

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,641,470	$21,668,045	$10,581,307

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR(b)	Class R
Concentrated International Equity	$400,462	$23,662	$190,566	$—	$305,695	$4,501	$36,249	$13,432	$152	$—	$—
International Small Cap	54,861	9,175	19,687	—	41,888	1,745	3,745	34,176	181	—	—
Strategic International Equity	139,666	75,827	90,236	161	106,146	14,407	17,145	4,029	—	13	61

(b)	Commenced operations August 31, 2010 for Concentrated International Equity and International Small Cap Funds.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Changes in Net Assets

	Concentrated International Equity Fund
	For the Fiscal		For the Fiscal
	Year Ended		Year Ended
	October 31, 2010		October 31, 2009

From operations:

Net investment income	$1,392,739		$3,293,511
Net realized gain (loss) from investment, futures and foreign currency related transactions	43,056,475		(102,000,403)
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	(19,807,744)		133,137,366

Net increase in net assets resulting from operations	24,641,470		34,430,474

Distributions to shareholders:

From net investment income
Class A Shares	(3,220,118)		(9,797,017)
Class B Shares	(32,097)		(134,774)
Class C Shares	(294,539)		(687,439)
Institutional Shares	(738,538)		(2,347,731)
Service Shares	(8,915)		(29,316)
Class IR Shares(a)	—		—
Class R Shares	—		—

Total distributions to shareholders	(4,294,207)		(12,996,277)

From capital transactions:

Proceeds from sales of shares	35,680,882		32,208,999
Proceeds received in connection with in-kind transactions	—		—
Reinvestment of distributions	3,840,975		11,754,026
Cost of shares redeemed	(55,574,261	)(c)	(97,648,131	)(d)

Net increase (decrease) in net assets resulting from share transactions	(16,052,404)		(53,685,106)

Increase from regulatory settlements	—		2,677,920

Net increase (decrease) in net assets resulting from capital transactions	(16,052,404)		(51,007,186)

TOTAL INCREASE (DECREASE)	4,294,859		(29,572,989)

Net assets:

Beginning of year	216,958,963		246,531,952

End of year	$221,253,822		$216,958,963

Accumulated undistributed net investment income	$3,261,147		$4,298,545

(a)	Commenced operations on August 31, 2010 for Concentrated International Equity and International Small Cap Funds.

(b)	Service Shares of the Strategic International Equity Fund were liquidated as of March 13, 2009.

(c)	Net of $2,028, $1,163 and $1,112 of redemption fees remitted to the Concentrated International Equity, International Small Cap and Strategic International Equity Funds, respectively.

(d)	Net of $3,668, $1,389 and $7,760 of redemption fees remitted to the Concentrated International Equity, International Small Cap and Strategic International Equity Funds, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

International Small Cap Fund				Strategic International Equity Fund
For the Fiscal		For the Fiscal		For the Fiscal		For the Fiscal
Year Ended		Year Ended		Year Ended		Year Ended
October 31, 2010		October 31, 2009		October 31, 2010		October 31, 2009

$721,873		$803,132		$607,516		$908,809
18,029,146		(18,871,190)		3,721,448		(26,759,130)

2,917,026		40,949,314		6,252,343		38,927,266

21,668,045		22,881,256		10,581,307		13,076,945

(791,098)		(1,170,806)		(703,627)		(1,613,398)
(29,808)		(35,554)		(44,977)		(360,687)
(53,969)		(88,580)		(55,717)		(323,444)
(2,676,286)		(1,960,365)		(93,133)		(293,328)
(14,397)		(17,655)		—		(226	)(b)
—		—		(92)		(247)
—		—		(434)		(208)

(3,565,558)		(3,272,960)		(897,980)		(2,591,538)

45,107,517		43,921,088		19,726,492		26,656,794
—		—		10,452,957		—
3,397,774		3,037,684		824,620		2,306,758
(45,043,914	)(c)	(25,816,154	)(d)	(23,375,978	)(c)	(24,165,755	)(d)

3,461,377		21,142,618		7,628,091		4,797,797

—		3,831		—		111,218

3,461,377		21,146,449		7,628,091		4,909,015

21,563,864		40,754,745		17,311,418		15,394,422

94,504,288		53,749,543		80,378,292		64,983,870

$116,068,152		$94,504,288		$97,689,710		$80,378,292

$2,037,103		$1,679,879		$575,438		$741,067

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements
October 31, 2010

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered*	Non-Diversified

Concentrated International Equity and International Small Cap	A, B, C, Institutional, Service and IR	Diversified

Strategic International Equity	A, B, C, Institutional, IR and R	Diversified

*	Effective November 2, 2009, Class B Shares are no longer available for purchase by new or existing shareholders except under certain circumstances.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service and Class IR Shares are not subject to a sales charge. Class IR Shares of the Concentrated International Equity and International Small Cap Funds commenced operations on August 31, 2010.
Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on a foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the United States (“U.S.”) securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent fair value service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAMI by taking into consideration market or security specific information as discussed below.
Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAMI

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

D. In-Kind Transactions — The Funds may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash. These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund shares are valued in the same manner as they are valued for purposes of computing the Fund’s NAV, in accordance with the Funds’ valuation procedures, and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Funds’ prospectus.

E. Redemption Fees — Prior to October 1, 2010, all classes of the Funds charged a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Funds used a first-in first-out method so that shares held longest were treated as being redeemed first and shares held shortest were treated as being redeemed last. Redemption fees were reimbursed to a Fund and were reflected as a reduction in share redemptions. Redemption fees were credited to Paid-in capital and were allocated to each share class of a Fund on a pro-rata basis at the time of payment. Effective October 1, 2010, the redemption fee for each Fund was eliminated.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2010

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

F. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.
Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Funds’ capital accounts on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

G. Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.
Net realized and unrealized gain (loss) on foreign currency related transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward foreign currency exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on equity securities and derivative instruments is included with the net realized and change in unrealized gain (loss) on investments on the Statements of Operations. The effect of changes in foreign currency exchange rates on fixed income securities sold during the period is included with the net realized gain (loss) on foreign currency related transactions, while the effect of changes in foreign currency exchange rates on fixed income securities held at period end is included with the net change in unrealized gain (loss) on investments on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

H. Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar securities, interest rates, foreign exchange rates and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAMI’s assumptions in determining fair value measurement).

The following is a summary of the Funds’ investments categorized in the fair value hierarchy as of October 31, 2010:

Concentrated International Equity	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$17,719,871	$185,863,148	(a)	$—
Short-term Investment	20,817,593	—		—

Total	$38,537,464	$185,863,148		$—

Liabilities
Derivatives	$(48,855)	$—		$—

International Small Cap	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$14,882,956	$98,162,573	(a)	$—
Short-term Investment	7,451,209	—		—
Derivatives	37,438	—		—

Total	$22,371,603	$98,162,573		$—

Strategic International Equity	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$7,778,229	$82,138,298	(a)	$—
Short-term Investment	7,320,606	—		—
Derivatives	40,197	—		—

Total	$15,139,032	$82,138,298		$—

Liabilities
Derivatives	$(10,984)	$—		$—

(a)	To adjust for the time difference between local market close and the calculation of net asset value, the Funds utilize fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2010

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAMI manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAMI is entitled to a management fee, computed daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the fiscal year ended October 31, 2010, contractual management fees with GSAMI were at the following rates:

	Contractual Management Rate
	First	Next	Next	Next	Over	Effective
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate

Concentrated International Equity	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%

International Small Cap	1.10	1.10	0.99	0.94	0.92	1.10

Strategic International Equity	0.85	0.77	0.73	0.72	0.71	0.85

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, computed daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the fiscal year ended October 31, 2010, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

Concentrated International Equity	$5,900	$—	$1,200

International Small Cap	3,800	—	—

Strategic International Equity	6,000	—	—

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and Shareholder Administration Plan. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and paid monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of average daily net assets for Institutional and Service Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAMI has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Concentrated International Equity, International Small Cap and Strategic International Equity Funds are 0.104%, 0.064% and 0.164%, respectively. These other expense reimbursements will remain in place through at least August 31, 2011 (February 28, 2011 for the Strategic International Equity Fund), and prior to such date GSAMI may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and transfer agent, which may result in a reduction of the Funds’ expenses.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2010

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2010, these expense reductions, including any fee waivers and Other Expense reimbursement, were as follows (in thousands):

Fund	Other Expense Reimbursement

Concentrated International Equity	$142

International Small Cap	293

Strategic International Equity	219

As of October 31, 2010, the amounts owed to affiliates of the Funds were as follows (in thousands):

		Distribution
	Management	and Service	Transfer
Fund	Fees	Fees	Agent Fees	Total

Concentrated International Equity	$188	$54	$31	$273

International Small Cap	110	8	7	125

Strategic International Equity	68	26	13	107

G. Line of Credit Facility — As of October 31, 2010, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAMI or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2010, the Funds did not have any borrowings under the facility. Prior to May 11, 2010, the amount available through the facility was $660,000,000.

H. Other Transactions with Affiliates — For the fiscal year ended October 31, 2010, Goldman Sachs earned approximately $14,200, $3,200 and $3,700 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Concentrated International Equity, International Small Cap and Strategic International Equity Funds, respectively.
As of October 31, 2010, the Goldman Sachs Satellite Strategies Portfolio was the beneficial owner of approximately 62% of the total outstanding shares of the International Small Cap Fund.
As of October 31, 2010, the Goldman Sachs Group, Inc. (“GSG”) was the beneficial owner of approximately 100% of the Class IR Shares of each of the Concentrated International Equity, International Small Cap and Strategic International Equity Funds, and approximately 25% of the Class R Shares of the Strategic International Equity Fund.

5. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

5. INVESTMENTS IN DERIVATIVES (continued)

instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
The following table sets forth, by certain risk types, the gross value of the Funds’ derivative contracts for trading activities as of October 31, 2010. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

		Statements of Assets		Statements of Assets
Fund	Risk	and Liabilities Location	Assets(a)	and Liabilities Location	Liabilities(a)

Concentrated International Equity	Equity	—	$—	Due to broker — variation margin, at value	$(48,855)

International Small Cap	Equity	Due from broker — variation margin, at value	37,438	—	—

Strategic International Equity	Equity	Due from broker — variation margin, at value	40,197	Due to broker — variation margin, at value	(10,984)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to derivative activities and their indicative volumes for the fiscal year ended October 31, 2010. These gains (losses) should be considered in the context that these contracts may have been executed to economically hedge securities and accordingly, gains (losses) on such contracts may offset (losses) gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

				Net Change in	Average
			Net Realized	Unrealized	Number of
Fund	Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Concentrated International Equity	Equity	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	$837,497	$(12,355)	168

International Small Cap	Equity	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	46,061	66,595	43

Strategic International Equity	Equity	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	6,786	31,222	54

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2010.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2010

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2010, were as follows:

Fund	Purchases	Sales and Maturities

Concentrated International Equity	$363,665,526	$390,344,801

International Small Cap	165,184,476	164,528,714

Strategic International Equity	96,499,832	93,215,931

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.
The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio, deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by Goldman Sachs Asset Management, L.P. (“GSAM”), for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests primarily in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Funds’ investment of cash collateral in the Enhanced Portfolio is subject to a net asset value that may fall or rise due to market and credit conditions. Effective May 26, 2010, the Funds are no longer participating in the securities lending program.
Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the fiscal year ended October 31, 2010, are reported under Investment Income on the Statements of Operations. The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year Ended October 31, 2010
	Earnings of GSAL	Amounts Received
	Relating to	by the Funds
	Securities	from Lending to
Fund	Loaned	Goldman Sachs

Concentrated International Equity	$8,675	$33,337

International Small Cap	3,622	8,349

Strategic International Equity	3,012	8,721

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

7. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investment in the Enhanced Portfolio for the fiscal year ended October 31, 2010 (in thousands):

	Number of
	Shares Held			Number of
	Beginning	Shares	Shares	Shares Held	Value at End
Fund	of Year	Bought	Sold	End of Year	of Year

Concentrated International Equity	10,439	60,239	(70,678)	—	$—

International Small Cap	1,142	21,787	(22,929)	—	—

Strategic International Equity	5,428	25,414	(30,842)	—	—

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows:

	Concentrated		Strategic
	International	International	International
	Equity	Small Cap	Equity

Distributions paid from:
Ordinary income	$4,294,207	$3,565,558	$897,980

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows:

	Concentrated		Strategic
	International	International	International
	Equity	Small Cap	Equity

Distributions paid from:
Ordinary income	$12,996,277	$3,272,960	$2,591,538

As of October 31, 2010, the components of accumulated earnings (losses) on a tax basis were as follows:

	Concentrated		Strategic
	International	International	International
	Equity	Small Cap	Equity

Undistributed ordinary income — net	$3,261,147	$2,247,159	$724,364

Capital loss carryforward(1)(2)
Expiring 2011	$(69,572,929)	$—	$—
Expiring 2016	(112,531,656)	(29,417,166)	(33,766,480)
Expiring 2017	(106,107,378)	(19,170,113)	(28,233,535)

Total capital loss carryforward	$(288,211,963)	$(48,587,279)	$(62,000,015)

Unrealized gains (losses) — net	(4,838,292)	6,278,583	12,453,852

Total accumulated losses — net	$(289,789,108)	$(40,061,537)	$(48,821,799)

(1)	Expiration occurs on October 31 of the year indicated. The Concentrated International Equity and International Small Cap Funds had capital loss carryforwards of $225,850,672 and $37,077,238, respectively, that expired in the current fiscal year.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2010

8. TAX INFORMATION (continued)

(2)	The Concentrated International Equity, International Small Cap and Strategic International Equity Funds utilized $39,382,129, $13,969,763 and $2,306,986, respectively, of capital losses in the current fiscal year.

As of October 31, 2010, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	Concentrated		Strategic
	International	International	International
	Equity	Small Cap	Equity

Tax cost	$229,216,834	$114,497,393	$84,814,560

Gross unrealized gain	1,415,944	9,594,379	13,149,152
Gross unrealized loss	(6,232,166)	(3,595,034)	(726,579)

Net unrealized security gain (loss)	$(4,816,222)	$5,999,345	$12,422,573

Net unrealized gain (loss) on other investments	(22,070)	279,238	31,279

Net unrealized gain (loss)	$(4,838,292)	$6,278,583	$12,453,852

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts, and differences related to the tax treatment of passive foreign investment company investments.
In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from expired capital loss carryforwards, the differing GAAP/tax treatments of foreign currency transactions, passive foreign investment company investments and regulatory settlements.

			Accumulated
			undistributed
		Accumulated net	net investment
Fund	Paid-in capital	realized gain (loss)	income

Concentrated International Equity	$(228,083,647)	$226,219,577	$1,864,070

International Small Cap	(37,127,802)	33,926,893	3,200,909

Strategic International Equity	(928)	(123,907)	124,835

GSAMI has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

9. OTHER RISKS

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories (each a “Foreign Custodian”) appointed by the Fund’s custodian. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy.

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these funds, accounts or individuals of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Issuer Concentration Risk — The Concentrated International Equity Fund intends to invest in a relatively small number of issuers. As a result, it may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a mutual fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer in the Fund and may be susceptible to greater losses because of these developments.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAMI believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2010

11. OTHER MATTERS

Regulatory Settlements — The Concentrated International Equity, International Small Cap and Strategic International Equity Funds received payments of $2,677,920, $3,831 and $111,218, respectively, relating to certain regulatory settlements that the Funds had participated in. These payments had been included as an increase to Capital Transactions on the Statements of Changes in Net Assets during the fiscal year ended October 31, 2009.

12. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAMI has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Concentrated International Equity Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	October 31, 2010		October 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,352,781	$20,979,848	1,351,816	$17,153,320
Reinvestment of distributions	186,336	2,895,667	737,789	8,897,733
Shares converted from Class B(a)	11,084	168,757	21,484	268,828
Shares redeemed	(2,743,715)	(41,801,308)	(5,491,220)	(68,726,177)

	(1,193,514)	(17,757,036)	(3,380,131)	(42,406,296)

Class B Shares
Shares sold	2,728	44,843	13,360	157,668
Reinvestment of distributions	2,028	31,083	10,562	125,579
Shares converted to Class A(a)	(11,273)	(168,757)	(21,858)	(268,828)
Shares redeemed	(69,567)	(1,033,849)	(97,757)	(1,196,084)

	(76,084)	(1,126,680)	(95,693)	(1,181,665)

Class C Shares
Shares sold	326,753	4,736,440	502,879	6,201,335
Reinvestment of distributions	18,782	276,090	54,651	625,757
Shares redeemed	(366,688)	(5,326,994)	(401,294)	(4,762,074)

	(21,153)	(314,464)	156,236	2,065,018

Institutional Shares
Shares sold	622,482	9,868,170	663,039	8,559,230
Reinvestment of distributions	40,247	637,107	170,389	2,092,373
Shares redeemed	(457,421)	(7,181,621)	(1,927,111)	(22,752,181)

	205,308	3,323,656	(1,093,683)	(12,100,578)

Service Shares
Shares sold	3,269	50,581	11,069	137,446
Reinvestment of distributions	66	1,028	1,035	12,584
Shares redeemed	(14,635)	(230,489)	(18,890)	(211,615)

	(11,300)	(178,880)	(6,786)	(61,585)

Class IR Shares(b)
Shares sold	66	1,000	—	—

	66	1,000	—	—

NET DECREASE	(1,096,677)	$(16,052,404)	(4,420,057)	$(53,685,106)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Commenced operations on August 31, 2010.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2010

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Small Cap Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	October 31, 2010		October 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	253,384	$3,297,286	513,567	$5,267,594
Reinvestment of distributions	58,797	728,489	124,435	1,088,809
Shares converted from Class B(a)	2,690	34,203	6,023	57,449
Shares redeemed	(577,454)	(7,383,743)	(1,057,824)	(9,912,015)

	(262,583)	(3,323,765)	(413,799)	(3,498,163)

Class B Shares
Shares sold	16,244	215,185	15,555	162,891
Reinvestment of distributions	2,315	28,197	3,722	32,050
Shares converted to Class A(a)	(2,741)	(34,203)	(6,131)	(57,449)
Shares redeemed	(36,064)	(453,051)	(36,756)	(340,259)

	(20,246)	(243,872)	(23,610)	(202,767)

Class C Shares
Shares sold	17,551	220,183	15,445	163,803
Reinvestment of distributions	3,451	41,512	8,772	74,562
Shares redeemed	(33,034)	(410,356)	(109,132)	(945,896)

	(12,032)	(148,661)	(84,915)	(707,531)

Institutional Shares
Shares sold	3,115,637	41,298,321	3,682,797	38,252,286
Reinvestment of distributions	203,347	2,586,567	203,979	1,827,650
Shares redeemed	(2,809,893)	(36,697,617)	(1,393,920)	(14,553,667)

	509,091	7,187,271	2,492,856	25,526,269

Service Shares
Shares sold	5,968	75,542	7,607	74,514
Reinvestment of distributions	1,056	13,009	1,680	14,613
Shares redeemed	(7,242)	(99,147)	(6,487)	(64,317)

	(218)	(10,596)	2,800	24,810

Class IR Shares(b)
Shares sold	78	1,000	—	—

	78	1,000	—	—

NET INCREASE	214,090	$3,461,377	1,973,332	$21,142,618

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Commenced operations on August 31, 2010.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Strategic International Equity Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	October 31, 2010		October 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,417,598	$15,710,209	2,576,651	$23,601,160
Reinvestment of distributions	59,352	642,775	170,907	1,421,942
Shares converted from Class B(a)	101,475	1,077,562	114,036	982,696
Shares redeemed	(1,662,660)	(17,233,320)	(1,841,347)	(15,754,629)

	(84,235)	197,226	1,020,247	10,251,169

Class B Shares
Shares sold	28,863	280,992	113,452	894,865
Reinvestment of distributions	4,403	43,059	45,318	340,328
Shares converted to Class A(a)	(112,745)	(1,077,562)	(126,651)	(982,696)
Shares redeemed	(218,009)	(2,123,326)	(409,911)	(3,322,004)

	(297,488)	(2,876,837)	(377,792)	(3,069,507)

Class C Shares
Shares sold	84,732	833,152	118,805	974,710
Reinvestment of distributions	4,910	48,660	35,937	273,480
Shares redeemed	(250,195)	(2,434,064)	(457,060)	(3,637,138)

	(160,553)	(1,552,252)	(302,318)	(2,388,948)

Institutional Shares
Shares sold	243,013	2,901,871	128,901	1,156,319
Shares issued in connection with in-kind	1,055,854	10,452,957	—	—
Reinvestment of distributions	7,936	89,601	31,216	270,328
Shares redeemed	(137,912)	(1,577,237)	(162,036)	(1,444,176)

	1,168,891	11,867,192	(1,919)	(17,529)

Service Shares(b)
Shares sold	—	—	—	5
Reinvestment of distributions	—	—	26	226
Shares redeemed	—	—	(628)	(4,659)

	—	—	(602)	(4,428)

Class IR Shares
Shares sold	2	19	4	33
Reinvestment of distributions	8	92	30	246
Shares redeemed	(2)	(20)	(4)	(33)

	8	91	30	246

Class R Shares
Shares sold	23	249	2,812	29,702
Reinvestment of distributions	40	433	25	208
Shares redeemed	(781)	(8,011)	(288)	(3,116)

	(718)	(7,329)	2,549	26,794

NET INCREASE	625,905	$7,628,091	340,195	$4,797,797

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Service Shares of the Strategic International Equity Fund were liquidated as of March 13, 2009.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
						Distributions
	Net asset					to shareholders
	value,	Net		Net realized	Total from	from net
	beginning	investment		and unrealized	investment	investment
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2010 - A	$15.22	$0.10		$1.79	$1.89	$(0.30)
2010 - B	14.90	(0.01)		1.74	1.73	(0.17)
2010 - C	14.35	(0.02)		1.69	1.67	(0.23)
2010 - Institutional	15.55	0.16		1.82	1.98	(0.35)
2010 - Service	15.32	0.08		1.80	1.88	(0.28)
2010 - IR (Commenced August 31, 2010)	15.13	0.02		2.07	2.09	—

2009 - A	13.18	0.21		2.41	2.62	(0.75)
2009 - B	12.72	0.12		2.36	2.48	(0.47)
2009 - C	12.40	0.10		2.29	2.39	(0.61)
2009 - Institutional	13.50	0.26		2.48	2.74	(0.86)
2009 - Service	13.28	0.19		2.43	2.62	(0.75)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	19.40	—	(e)	(6.22)	(6.22)	—
2008 - B	18.75	(0.02)		(6.01)	(6.03)	—
2008 - C	18.28	(0.02)		(5.86)	(5.88)	—
2008 - Institutional	19.87	0.01		(6.38)	(6.37)	—
2008 - Service	19.55	—	(e)	(6.27)	(6.27)	—

FOR THE FISCAL YEARS ENDED AUGUST 31,

2008 - A	24.04	0.44	(f)	(4.89)	(4.45)	(0.28)
2008 - B	23.19	0.21	(f)	(4.71)	(4.50)	(0.03)
2008 - C	22.68	0.26	(f)	(4.63)	(4.37)	(0.12)
2008 - Institutional	24.61	0.58	(f)	(5.03)	(4.45)	(0.38)
2008 - Service	24.17	0.41	(f)	(4.93)	(4.52)	(0.19)

2007 - A	21.05	0.24		2.91	3.15	(0.16)
2007 - B	20.32	0.05		2.82	2.87	—
2007 - C	19.90	0.10		2.71	2.81	(0.03)
2007 - Institutional	21.53	0.34		2.97	3.31	(0.23)
2007 - Service	21.19	0.20		2.95	3.15	(0.17)

2006 - A	17.78	0.23		3.19	3.42	(0.15)
2006 - B	17.16	0.05		3.11	3.16	—
2006 - C	16.84	0.07		3.03	3.10	(0.04)
2006 - Institutional	18.19	0.31		3.25	3.56	(0.22)
2006 - Service	17.91	0.27		3.13	3.40	(0.12)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Total return reflects the impact of payments for regulatory settlements entitled to be received during the year and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been:

	Class A	Class B	Class C	Institutional	Service

For the Fiscal Year Ended October 31, 2009	21.64%	20.44%	20.79%	21.99%	21.50%
For the Fiscal Year Ended August 31, 2008	(18.88)	(19.52)	(19.48)	(18.54)	(18.97)

(e)	Amount is less than $0.005 per share.
(f)	Includes income recognized from a corporate action which amounted to $0.23 per share and 0.98% of average net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

									Ratio of
Increase				Net assets,	Ratio of		Ratio of		net investment
from	Net asset			end of	net expenses		total expenses		income (loss)		Portfolio
regulatory	value, end	Total		period	to average		to average		to average		turnover
settlements	of period	return(b)		(in 000s)	net assets		net assets		net assets		rate

$—	$16.81	12.48%		$162,231	1.54%		1.61%		0.66%		182%
—	16.46	11.69		1,944	2.29		2.36		(0.07)		182
—	15.79	11.72		20,031	2.29		2.36		(0.11)		182
—	17.18	12.95		36,693	1.14		1.21		1.05		182
—	16.92	12.37		354	1.64		1.71		0.54		182
—	17.22	13.81		1	1.29	(c)	1.36	(c)	0.08	(c)	182

0.17	15.22	22.88	(d)	165,054	1.54		1.65		1.65		129
0.17	14.90	21.81	(d)	2,893	2.29		2.40		0.93		129
0.17	14.35	21.84	(d)	18,510	2.29		2.40		0.80		129
0.17	15.55	23.28	(d)	30,009	1.14		1.25		1.95		129
0.17	15.32	22.69	(d)	493	1.64		1.75		1.51		129

—	13.18	(32.11)		187,435	1.54	(c)	1.72	(c)	0.02	(c)	21
—	12.72	(32.16)		3,686	2.29	(c)	2.47	(c)	(0.74	)(c)	21
—	12.40	(32.17)		14,057	2.29	(c)	2.47	(c)	(0.74	)(c)	21
—	13.50	(32.06)		40,837	1.14	(c)	1.32	(c)	0.54	(c)	21
—	13.28	(32.12)		518	1.64	(c)	1.82	(c)	(0.09	)(c)	21

0.09	19.40	(18.37	)(d)	297,558	1.54		1.55		(1.92	)(f)	178
0.09	18.75	(19.01	)(d)	6,424	2.29		2.30		0.96	(f)	178
0.09	18.28	(18.97	)(d)	21,480	2.29		2.30		1.18	(f)	178
0.09	19.87	(18.03	)(d)	107,197	1.14		1.15		2.46	(f)	178
0.09	19.55	(18.46	)(d)	755	1.64		1.65		1.79	(f)	178

—	24.04	15.03		400,976	1.55		1.55		1.02		97
—	23.19	14.12		12,534	2.30		2.30		0.22		97
—	22.68	14.12		29,244	2.30		2.30		0.43		97
—	24.61	15.45		124,229	1.15		1.15		1.40		97
—	24.17	14.90		1,386	1.65		1.65		0.84		97

—	21.05	19.26		390,054	1.54		1.58		1.15		59
—	20.32	18.41		14,576	2.29		2.33		0.24		59
—	19.90	18.44		22,982	2.29		2.33		0.40		59
—	21.53	19.72		99,325	1.14		1.18		1.54		59
—	21.19	19.10		1,301	1.64		1.68		1.37		59

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations				Distributions
	Net asset					to shareholders
	value,	Net		Net realized	Total from	from net
	beginning	investment		and unrealized	investment	investment
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2010 - A	$12.27	$0.04	(c)	$2.74	$2.78	$(0.43)
2010 - B	12.01	(0.06	)(c)	2.69	2.63	(0.35)
2010 - C	11.85	(0.05	)(c)	2.64	2.59	(0.34)
2010 - Institutional	12.62	0.10	(c)	2.81	2.91	(0.47)
2010 - Service	12.20	0.03	(c)	2.72	2.75	(0.42)
2010 - IR (Commenced August 31, 2010)	12.90	0.02	(c)	2.17	2.19	—

2009 - A	9.48	0.10		3.25	3.35	(0.56)
2009 - B	9.12	0.02		3.20	3.22	(0.33)
2009 - C	9.06	0.01		3.17	3.18	(0.39)
2009 - Institutional	9.82	0.15		3.35	3.50	(0.70)
2009 - Service	9.42	0.09		3.24	3.33	(0.55)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	15.26	0.02		(5.80)	(5.78)	—
2008 - B	14.70	—	(e)	(5.58)	(5.58)	—
2008 - C	14.60	—	(e)	(5.54)	(5.54)	—
2008 - Institutional	15.81	0.03		(6.02)	(5.99)	—
2008 - Service	15.18	0.02		(5.78)	(5.76)	—

FOR THE FISCAL YEARS ENDED AUGUST 31,

2008 - A	21.18	0.16	(f)	(5.57)	(5.41)	(0.51)
2008 - B	20.41	0.03	(f)	(5.39)	(5.36)	(0.35)
2008 - C	20.27	0.03	(f)	(5.35)	(5.32)	(0.35)
2008 - Institutional	21.94	0.28	(f)	(5.78)	(5.50)	(0.63)
2008 - Service	21.10	0.16	(f)	(5.54)	(5.38)	(0.54)

2007 - A	18.16	—	(e)	3.21	3.21	(0.19)
2007 - B	17.47	(0.15)		3.09	2.94	—
2007 - C	17.40	(0.15)		3.08	2.93	(0.06)
2007 - Institutional	18.79	0.08		3.33	3.41	(0.26)
2007 - Service	18.13	(0.01)		3.18	3.17	(0.20)

2006 - A	15.83	0.02		2.41	2.43	(0.10)
2006 - B	15.25	(0.13)		2.35	2.22	—
2006 - C	15.19	(0.11)		2.32	2.21	—
2006 - Institutional	16.35	0.09		2.48	2.57	(0.13)
2006 - Service	15.80	0.02		2.39	2.41	(0.08)

*	The Fund changed its fiscal year end from August 31 to October 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.10% of average net assets.

(d)	Annualized.

(e)	Amount is less than $0.005 per share.

(f)	Includes income recognized from a corporate action which amounted to $0.08 per share and 0.41% of average net assets.

(g)	Total return reflects the impact of payments for regulatory settlements, amounting to $0.01 per share, received during the year and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been (26.18)%, (26.77)%, (26.73)%, (25.89)% and (26.24)%, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

								Ratio of
			Net assets,	Ratio of		Ratio of		net investment
Net asset			end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total		period	to average		to average		to average		turnover
of period	return(b)		(in 000s)	net assets		net assets		net assets		rate

$14.62	23.11%		$23,503	1.60%		1.86%		0.31	%(c)	155%
14.29	22.24		919	2.35		2.61		(0.45	)(c)	155
14.10	22.18		2,120	2.35		2.61		(0.43	)(c)	155
15.06	23.61		89,035	1.20		1.46		0.78	(c)	155
14.53	22.91		490	1.70		1.96		0.23	(c)	155
15.09	16.74		1	1.35	(d)	1.61	(d)	0.73	(c)(d)	155

12.27	37.78		22,952	1.60		2.08		0.93		161
12.01	36.79		1,015	2.35		2.83		0.18		161
11.85	36.79		1,924	2.35		2.83		0.12		161
12.62	38.50		68,199	1.20		1.68		1.45		161
12.20	37.85		414	1.70		2.18		0.86		161

9.48	(37.88)		21,650	1.60	(d)	2.39	(d)	0.99	(d)	24
9.12	(37.92)		986	2.35	(d)	3.14	(d)	0.23	(d)	24
9.06	(37.95)		2,239	2.35	(d)	3.14	(d)	0.22	(d)	24
9.82	(37.85)		28,581	1.20	(d)	1.99	(d)	1.43	(d)	24
9.42	(37.90)		294	1.70	(d)	2.49	(d)	0.87	(d)	24

15.26	(26.10	)(g)	39,376	1.64		1.78		0.85	(f)	117
14.70	(26.69	)(g)	1,862	2.39		2.53		0.14	(f)	117
14.60	(26.65	)(g)	3,950	2.39		2.53		0.18	(f)	117
15.81	(25.81	)(g)	55,901	1.24		1.38		1.42	(f)	117
15.18	(26.16	)(g)	454	1.74		1.88		0.84	(f)	117

21.18	17.73		105,435	1.65		1.77		(0.01)		88
20.41	16.83		4,566	2.40		2.52		(0.74)		88
20.27	16.85		8,681	2.40		2.52		(0.77)		88
21.94	18.23		99,069	1.25		1.37		0.39		88
21.10	17.56		1,215	1.75		1.87		(0.06)		88

18.16	15.39		98,861	1.64		1.79		0.10		60
17.47	14.56		4,615	2.39		2.54		(0.73)		60
17.40	14.55		8,314	2.39		2.54		(0.66)		60
18.79	15.79		92,505	1.24		1.39		0.48		60
18.13	15.29		750	1.74		1.89		0.10		60

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
		investment operations				to shareholders
	Net asset
	value,	Net		Net realized	Total from	From net	From Net		Increase from
	beginning	investment		and unrealized	investment	investment	realized	Total	regulatory
Year - Share Class	of year	income (loss)(a)		gain (loss)	operations	income	gains	distributions	settlements

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2010 - A	$10.55	$0.10		$1.19	$1.29	$(0.13)	$—	$(0.13)	$—
2010 - B	9.46	0.01		1.07	1.08	(0.05)	—	(0.05)	—
2010 - C	9.59	0.01		1.09	1.10	(0.06)	—	(0.06)	—
2010 - Institutional	11.02	0.10		1.28	1.38	(0.16)	—	(0.16)	—
2010 - IR	10.54	0.12		1.19	1.31	(0.15)	—	(0.15)	—
2010 - R	10.52	0.07		1.19	1.26	(0.14)	—	(0.14)	—

2009 - A	9.01	0.14		1.77	1.91	(0.38)	—	(0.38)	0.01
2009 - B	8.08	0.07		1.58	1.65	(0.28)	—	(0.28)	0.01
2009 - C	8.17	0.07		1.61	1.68	(0.27)	—	(0.27)	0.01
2009 - Institutional	9.42	0.19		1.84	2.03	(0.44)	—	(0.44)	0.01
2009 - IR	9.03	0.17		1.76	1.93	(0.43)	—	(0.43)	0.01
2009 - R	8.99	0.08		1.80	1.88	(0.36)	—	(0.36)	0.01

2008 - A	27.90	0.28	(d)	(9.45)	(9.17)	—	(9.74)	(9.74)	0.02
2008 - B	26.18	0.15	(d)	(8.53)	(8.38)	—	(9.74)	(9.74)	0.02
2008 - C	26.35	0.14	(d)	(8.60)	(8.46)	—	(9.74)	(9.74)	0.02
2008 - Institutional	28.64	0.40	(d)	(9.90)	(9.50)	—	(9.74)	(9.74)	0.02
2008 - IR (Commenced November 30, 2007)	26.87	0.29	(d)	(8.41)	(8.12)	—	(9.74)	(9.74)	0.02
2008 - R (Commenced November 30, 2007)	26.87	0.23	(d)	(8.39)	(8.16)	—	(9.74)	(9.74)	0.02

2007 - A	18.93	(0.02)		8.99	8.97	—	—	—	—
2007 - B	17.88	(0.15)		8.45	8.30	—	—	—	—
2007 - C	17.99	(0.15)		8.51	8.36	—	—	—	—
2007 - Institutional	19.34	0.06		9.24	9.30	—	—	—	—

2006 - A	15.24	(0.01)		3.77	3.76	(0.07)	—	(0.07)	—
2006 - B	14.40	(0.10)		3.58	3.48	—	—	—	—
2006 - C	14.50	(0.10)		3.59	3.49	—	—	—	—
2006 - Institutional	15.56	0.09		3.83	3.92	(0.14)	—	(0.14)	—

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Total return reflects the impact of payments for regulatory settlements entitled to be received during the period and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been:

	Class A	Class B	Class C	Institutional	Class IR	Class R

For the Fiscal Year Ended October 31, 2009	22.37%	21.40%	21.31%	22.76%	22.57%	22.02%
For the Fiscal Year Ended October 31, 2008	(49.92)	(50.39)	(50.31)	(50.09)	(47.93)	(48.16)

(d)	Includes income recognized from a corporate action which amounted to $0.08 per share and 0.56% of average net assets.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

												Ratio of
						Ratio of				Ratio of		net investment
			Net assets,	Ratio of		net expenses		Ratio of		net investment		income (loss)
Net asset			end of	net expenses		(not including		total expenses		income (loss)		(not including		Portfolio
value, end	Total		year	to average		fees paid		to average		to average		fees paid		turnover
of year	return(b)		(in 000s)	net assets		indirectly)		net assets		net assets		indirectly)		rate

$11.71	12.34%		$60,561	1.45%		1.45%		1.71%		0.89%		0.89%		121%
10.49	11.44		6,814	2.20		2.20		2.46		0.12		0.12		121
10.63	11.48		8,845	2.20		2.20		2.46		0.13		0.13		121
12.24	12.69		21,434	1.05		1.05		1.31		0.90		0.90		121
11.70	12.55		7	1.20		1.20		1.46		1.13		1.13		121
11.64	12.06		28	1.70		1.70		1.96		0.67		0.67		121

10.55	22.50	(c)	55,454	1.45		1.45		1.98		1.52		1.52		133
9.46	21.58	(c)	8,958	2.20		2.20		2.73		0.93		0.93		133
9.59	21.47	(c)	9,520	2.20		2.20		2.73		0.92		0.92		133
11.02	22.91	(c)	6,408	1.05		1.05		1.58		2.02		2.02		133
10.54	22.71	(c)	6	1.20		1.20		1.73		1.88		1.88		133
10.52	22.07	(c)	33	1.70		1.70		2.23		0.81		0.81		133

9.01	(49.64	)(c)	38,194	1.40		1.40		1.73		1.80	(d)	1.80	(d)	108
8.08	(50.09	)(c)	10,697	2.15		2.15		2.48		1.01	(d)	1.01	(d)	108
8.17	(50.00	)(c)	10,577	2.15		2.15		2.48		1.00	(d)	1.00	(d)	108
9.42	(49.45	)(c)	5,499	1.00		1.00		1.33		2.46	(d)	2.46	(d)	108
9.03	(47.70	)(c)	5	1.15	(e)	1.15	(e)	1.48	(e)	2.18	(d)(e)	2.18	(d)(e)	108
8.99	(47.93	)(c)	5	1.65	(e)	1.65	(e)	1.98	(e)	1.68	(d)(e)	1.68	(d)(e)	108

27.90	49.69		101,641	1.69		1.71		1.85		(0.09)		(0.11)		135
26.18	48.67		31,881	2.31		2.33		2.48		(0.69)		(0.71)		135
26.35	48.70		34,984	2.31		2.34		2.46		(0.72)		(0.74)		135
28.64	50.34		27,498	1.29		1.31		1.41		0.27		(0.25)		135

18.93	24.79		87,839	1.75		1.85		1.85		(0.04)		(0.15)		74
17.88	24.17		27,959	2.30		2.40		2.40		(0.56)		(0.70)		74
17.99	24.07		37,889	2.30		2.40		2.40		(0.58)		(0.68)		74
19.34	25.35		34,332	1.30		1.40		1.40		0.48		0.39		74

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Fundamental International Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Concentrated International Equity Fund, Goldman Sachs International Small Cap Fund and Goldman Sachs Strategic International Equity Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at October 31, 2010 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 21, 2010

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Fund Expenses — Six Month Period Ended October 31, 2010 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR, or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2010 through October 31, 2010.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Concentrated International Equity Fund				International Small Cap Fund				Strategic International Equity Fund
				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	5/01/10	10/31/10		10/31/10*	5/01/10	10/31/10		10/31/10*	5/01/10	10/31/10		10/31/10*
Class A
Actual	$1,000	$1,087.30		$8.10	$1,000	$1,097.70		$8.46	$1,000	$1,075.30		$7.58
Hypothetical 5% return	1,000	1,017.44	+	7.83	1,000	1,017.14	+	8.13	1,000	1,017.90	+	7.37

Class B
Actual	1,000	1,082.90		12.02	1,000	1,093.50		12.40	1,000	1,070.40		11.48
Hypothetical 5% return	1,000	1,013.66	+	11.62	1,000	1,013.36	+	11.93	1,000	1,014.12	+	11.17

Class C
Actual	1,000	1,083.00		12.02	1,000	1,093.20		12.40	1,000	1,070.50		11.48
Hypothetical 5% return	1,000	1,013.66	+	11.62	1,000	1,013.36	+	11.93	1,000	1,014.12	+	11.17

Institutional
Actual	1,000	1,088.70		6.00	1,000	1,100.20		6.35	1,000	1,076.50		5.50
Hypothetical 5% return	1,000	1,019.46	+	5.80	1,000	1,019.16	+	6.11	1,000	1,019.91	+	5.35

Service
Actual	1,000	1,086.00		8.62	1,000	1,097.60		8.99	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,016.94	+	8.34	1,000	1,016.64	+	8.64	N/A	N/A		N/A

Class IR(a)
Actual	1,000	1,138.10		2.34	1,000	1,172.90		2.41	1,000	1,075.40		6.12
Hypothetical 5% return	1,000	1,018.60	+	6.67	1,000	1,018.50	+	6.77	1,000	1,019.26	+	6.01

Class R
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,073.80		8.89
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,016.64	+	8.64

(a)	Class IR of the Concentrated International Equity and International Small Cap Funds commenced operations on August 31, 2010.
*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2010. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR(a)	Class R

Concentrated International Equity	1.54%	2.29%	2.29%	1.14%	1.64%	1.29%	N/A
International Small Cap	1.60	2.35	2.35	1.20	1.70	1.35	N/A
Strategic International Equity	1.45	2.20	2.20	1.05	NA	1.20	1.70%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Concentrated International Equity, Goldman Sachs International Small Cap and Goldman Sachs Strategic International Equity Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management International (the “Investment Adviser”) on behalf of the Funds.
The Management Agreement was most recently approved for continuation until June 30, 2011 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 16-17, 2010 (the “Annual Meeting”).
The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year, since last approving the Management Agreement. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, market risk analysis and finance and strategy), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

(b)	information on the investment performance of the Funds, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and benchmark performance indices, and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(d)	expense information for the Funds, including:

(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to reimburse certain expenses of the Funds that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	potential economies of scale, if any, and the levels of breakpoints in the fees payable by the Funds under the Management Agreement;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, portfolio brokerage, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	commission rates paid by the Funds, an update on the Investment Adviser’s soft dollars practices and other portfolio trading related issues;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined, the alignment of the interests of the Funds and of the portfolio managers and related potential conflicts of interest; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the processes and policies followed by the Investment Adviser in addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and compliance reports.
The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Concentrated International Equity and International Small Cap Funds’ Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. They noted that management had made certain personnel changes in an effort to improve the performance of the Funds. The Independent Trustees concluded that the Investment Adviser had committed substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance
The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund to the performance of other similar SEC-registered funds and to rankings and ratings compiled by the Outside Data Provider. This information on each Fund’s investment performance relative to that of its peers was provided for the one-, three-, five- and ten-year periods ended December 31, 2009, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees considered whether each Fund had operated within its investment policies and had complied with its investment limitations.
In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s Chief Investment Officer and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the Investment Adviser took a number of steps intended to improve Fund performance, including making changes to the leadership and personnel on the portfolio management team in prior periods and implementing enhancements to the investment process for the Funds (which among other things included refinement of how bottom-up stock selection is reflected across multi-regional portfolios). The Trustees also noted that the recent performance of the Funds seemed to indicate that these changes were working. They noted that each of the Funds still ranked in the bottom half of its respective peer group for the one-year period ended December 31, 2009, but that the Funds generally showed improvement in this regard. They indicated that they would continue to closely monitor the performance of the Funds, but were encouraged that the changes the Investment Adviser implemented seemed to be contributing to improved performance. The Trustees concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders.

Costs of Services Provided and Competitive Information
The Trustees considered the contractual fee rates payable by each Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year (three-year, in the case of Strategic International Equity Fund) history comparing each Fund’s expenses to the peer and category averages. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group median. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.
In addition, the Trustees considered the Investment Adviser’s undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Funds under the terms of the Management Agreement.
In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Profitability
The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2009 and 2008, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability and the rationale for the Funds’ breakpoint structure. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Concentrated	International	Strategic
	International	Small Cap	International
Average Daily Net Assets	Equity Fund	Fund	Equity Fund

First $1 billion	1.00%	1.10%	0.85%
Next $1 billion	0.90	1.10	0.77
Next $3 billion	0.86	0.99	0.73
Next $3 billion	0.84	0.94	0.72
Over $8 billion	0.82	0.92	0.71

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to limit other expenses to certain amounts. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates
The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned during a portion of the year by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by an affiliate of the Investment Adviser for managing the portfolio in which the Funds’ cash collateral was invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (j) the Investment Adviser’s ability to

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

leverage relationships with the Funds’ third party service providers to attract more firmwide business. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of the fall-out benefits. In looking at the benefits to the Investment Adviser’s affiliates from the securities lending program, they noted that the Funds also benefited from their participation in the securities lending program.

Other Benefits to the Funds and Their Shareholders
The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages gained from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion
In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees concluded that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2011.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 68	Chairman of the Board of Trustees	Since 1996 (Trustee Since 1991)
President, ABN Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors—III and IV (November 1998-2007), and Equity-Linked Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				90	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 50	Trustee	Since 2010	Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

John P. Coblentz, Jr. Age: 69	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Diana M. Daniels Age: 61	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Vice Chair of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Joseph P. LoRusso Age: 53	Trustee	Since 2010	President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Jessica Palmer Age: 61	Trustee	Since 2007	Ms. Palmer is retired. Formerly, she was Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Richard P. Strubel Age: 71	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	90	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

James A. McNamara* Age: 48	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	90	None

Alan A. Shuch* Age: 61	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of December 31, 2010.
[2]	From 2000 until September 30, 2010, Patrick T. Harker also served as Trustee of the Trust and of the Goldman Sachs Mutual Fund Complex. Mr. Harker resigned from these positions on September 30, 2010.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of December 31, 2010, the Trust consisted of 77 portfolios, Goldman Sachs Variable Insurance Trust consisted of 11 portfolios and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 48	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 42	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005)

Senior Vice President and Principal Financial Officer—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 39	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer—Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer—Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2010.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Trust — Fundamental International Equity Funds — Tax Information (Unaudited)

From distributions paid during the fiscal year ended October 31, 2010, the total amount of income received by the Concentrated International Equity, International Small Cap, and Strategic International Equity Funds from sources within foreign countries and possessions of the United States was $0.1960, $.1597, and $.0772 per share, respectively, all of which is attributable to qualified passive income. The total amount of taxes paid by the Concentrated International Equity, International Small Cap, and Strategic International Equity Funds was $0.0206, $.0112, and $.0100 per share, respectively.

For the fiscal year ended October 31, 2010, 91.43%, 34.32%, and 100% of the dividends paid from net investment company taxable income by the Concentrated International Equity, International Small Cap, and Strategic International Equity Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $700.8 billion in assets under management as of September 30, 2010 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2] Financial Square FundsSM
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Treasury
Instruments Fund
■ Financial Square Treasury
Obligations Fund
Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund
Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Technology Tollkeeper FundSM 4
■ Growth Opportunities Fund
■ U.S. Equity Fund
Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International
Tax-Managed Equity Fund
■ U.S. Equity Dividend and
Premium Fund

■ International Equity Dividend and
Premium Fund
■ Structured International Small
Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets
Equity Fund
Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)
Select Satellite[3] ■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund
Total Portfolio Solutions[3] ■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global
Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates.

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2009 year-end assets. Ranked 9th in total assets worldwide. Pensions&Investments, June 2010.

[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

[4]	Effective July 31, 2010, the Goldman Sachs Tollkeeper Fund was renamed the Goldman Sachs Technology Tollkeeper Fund.

The Goldman Sachs Technology Tollkeeper FundSM and Financial Square FundsSM are registered service marks of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke* John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso* James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer
*Effective August 19, 2010

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser

Visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (”SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail — 1-800-526-7384) (institutional — 1-800-621-2550).

Copyright© 2010 Goldman, Sachs & Co. All rights reserved. 45121.MF.OTU EQINTAR10 / 20.9K /11-10

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2010	2009	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$1,967,675	$2,902,425	Financial Statement audits.

Audit-Related Fees:

• PwC	$112,017	$164,192	Other attest services. $17,800 represents fees borne by the Funds’ adviser in 2009 in relation to fees incurred as a result of fiscal year end changes.

Tax Fees:

• PwC	$773,417	$611,246	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns. $28,275 and $145,994 represent fees borne by the Funds’ adviser in 2010 and 2009, respectively, in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2010	2009	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,312,000	$1,509,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70. These fees are borne by the Funds’ adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the years ended October 31, 2010 and October 31, 2009 were approximately $885,434 and $775,438 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2009 and December 31, 2008 were approximately $6.4 million and $5.8 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2009 and 2008 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 30, 2010

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	December 30, 2010